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                              AMENDED AND RESTATED
                           SECURITY DEPOSIT AGREEMENT


         AMENDED AND RESTATED SECURITY DEPOSIT AGREEMENT, dated as of October 7, 1994, among (i) SARANAC POWER PARTNERS, L.P., a Delaware limited partnership (the "Partnership"), of which SARANAC ENERGY COMPANY, INC., a Delaware corporation, is the general partner (the "General Partner" or "SECI"), (ii) CREDIT SUISSE, as agent (in such capacity, the "Agent") (x) for the lenders parties to the Loan Agreement referred to below (the "Lenders") and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE Capital"), as the letter of credit issuer (in such capacity, the "Letter of Credit Issuer") and the surety bond arranger (in such capacity, the "Surety Bond Arranger") party to the Loan Agreement referred to below and (y) with respect to the Collateral Security Documents (as defined in the Loan Agreement), (iii) GE Capital, as the lender under the SECI Term Loan Agreement referred to below (in such capacity, the "SECI Term Lender"), as the swap counterparty under the Swap Agreement referred to below (in such capacity, the "Swap Counterparty"), as the agent under the Original Loan Agreement (in such capacity, the "Original Agent") and as a limited partner of the Partnership (in such capacity, the "GE Capital Limited Partner"), (iv) TPC SARANAC PARTNER ONE, INC., a Delaware corporation ("TPC One"), (v) TPC SARANAC PARTNER TWO, INC., a Delaware corporation ("TPC Two") and, together with TPC One, the "Other Limited Partners"), (vi) the General Partner and (vii) THE FUJI BANK AND TRUST COMPANY, a bank organized under the laws of the State of New York, as agent for the Agent, the Lenders, GE Capital, the Other Limited Partners and the General Partner under this Amended and Restated Security Deposit Agreement (in such capacity, the "Security Agent").

                              W I T N E S S E T H :

         WHEREAS, unless otherwise defined herein, all terms that are defined in Amended and Restated Appendix A hereto shall have the meanings therein assigned to such terms;

         WHEREAS, in order to finance the costs of developing, constructing and equipping the Project, the Partnership, North Country and the IDA entered into the Loan Agreement pursuant to which the Lenders made Construction Loans and Terms Loans to, and the Letter of Credit Issuer issued or will issue letters of credit for the account of, the Partnership;

         WHEREAS, the Partnership and the Swap Counterparty have entered into the Swap Agreement;

         WHEREAS, at the request of the Partnership, the Surety Bond Arranger has entered into the Surety Bond Arrangements;

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         WHEREAS, (i) the obligations of the Borrowers under the Loan Agreement and the other Loan Documents (other than reimbursement and fee obligations in respect of the Senior Debt Service Reserve "B" Letter of Credit and the Surety Bond Arrangements Reimbursements Obligations), including their obligations to repay the Term Loans with interest thereon, and (ii) the obligations of the Partnership under the Swap Agreement are secured by, among other things, a first assignment of and prior perfected security interest in all of the revenues of the Partnership pursuant to the terms and provisions of the Security Agreement;

         WHEREAS, in order to give effect to said assignment and security interest, the Partnership, GE Capital, as Original Agent, Lender and Letter of Credit Issuer, and the Security Agent entered into the Security Deposit Agreement, dated as of the Conformed Agreement Date (the "Original Security Deposit Agreement"), pursuant to which the Partnership agreed that certain of its revenues would be paid directly to the Security Agent, as agent for the Original Agent, the Construction Lenders and the Letter of Credit Issuer, and held by the Security Agent as collateral security for the obligations referred to in the preceding recital and distributed by the Security Agent as provided therein;

         WHEREAS, pursuant to the Capital Contribution Agreement, the GE Capital Limited Partner made a capital contribution to the Partnership on the Initial Capital Contribution Date in exchange for a limited partnership interest in the Partnership and agreed, subject to the satisfaction of certain other conditions precedent, to make additional capital contributions to the Partnership on or prior to the Second Capital Contribution Date;

         WHEREAS, on the Initial Capital Contribution Date, SECI, the GE Capital Limited Partner and the Other Limited Partners executed and delivered the Amended and Restated Partnership Agreement;

         WHEREAS, it is a condition precedent to the making by the GE Capital Limited Partner of its capital contributions on the Second Capital Contribution Date that, among other things, the parties hereto shall have executed and delivered this Agreement, which provides for the deposit, investment and disbursement of revenues, cash, payments, insurance and condemnation proceeds, securities, investments and other amounts during the term of the Partnership;

         WHEREAS, the SECI Term Lender and SECI are parties to the SECI Term Loan Agreement, pursuant to which the SECI Term Lender has agreed to make SECI Term Loans to SECI;

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         WHEREAS, the obligations of SECI under the SECI Term Loan Agreement and the other SECI Loan Documents, including its obligations to repay the SECI Term Loans with interest thereon, are secured by, among other things, a security interest in SECI's rights as the general partner and as a limited partner of the Partnership pursuant to the terms and provisions of the SECI Collateral Security Documents;

         WHEREAS, pursuant to the terms of the Original Security Deposit Agreement, upon the satisfaction of the conditions precedent to the Second Capital Contribution Date (including, without limitation, the execution and delivery of this Agreement), the terms and conditions of the accounts created pursuant to the Original Security Deposit Agreement are to be governed by this Agreement;

         WHEREAS, the parties to the Original Security Deposit Agreement have agreed to amend and restate the Original Security Deposit Agreement as hereinafter set forth; and

         WHEREAS, the Fuji Bank and Trust Company has agreed to act as security agent for the Secured Parties, the Partnership, the Other Limited Partners and SECI pursuant to the terms of this Agreement;

         NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   Definitions

         SECTION 1.1 Incorporation of Definitions by Reference, etc. (a) All terms in Appendix A not otherwise defined herein shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto.

         (b) As used herein and in any certificate or other document made or delivered pursuant hereto, accounting terms not defined in Appendix A or otherwise defined herein and accounting terms partly defined in Appendix A or otherwise partly defined herein to the extent not defined, shall have the respective meanings given to them under GAAP.

         (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, schedule, exhibit and appendix references are to this Agreement unless otherwise specified.

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         (d) References to agreements defined herein or in Appendix A shall include such agreements as they may be amended, supplemented or otherwise modified from time to time in accordance with the provisions of the Basic Documents.

         (e) Terms defined in Appendix A or otherwise defined herein by reference to any other agreement, document or instrument shall have the meanings assigned to them in such agreement, document or instrument whether or not such agreement, document or instrument is then in effect.

         SECTION 1.2 Certain Defined Terms. The following terms shall have the following meanings (such definitions to be equally applicable to both singular and plural forms of the terms defined):

         "Accounts" means the collective reference to the twenty cash collateral accounts established by the Security Agent pursuant to and more particularly described in Section 2.2.

         "Base Reserve Debt Account" means the special account designated by that name established by the Security Agent pursuant to Section 2.2.

         "Base Reserve Equity Account" means the special account designated by that name established by the Security Agent pursuant to Section 2.2.

         "Completion Account" means the special account designated by that name established by the Security Agent pursuant to Section 2.2.

         "Current Account" means the special account designated by that name established by the Security Agent pursuant to Section 2.2.

         "Distribution Reserve Account" means the special account designated by that name established by the Security Agent pursuant to Section 2.2.

         "Insurance and Condemnation Proceeds Account" means the special account designated by that name established by the Security Agent pursuant to
    Section 2.2.

         "Insurance and Condemnation Proceeds Deposits" means all cash, cash equivalents, instruments, investments and securities at any time on deposit in the Insurance and Condemnation Proceeds Account.

         "Major Maintenance Costs" means all costs incurred by the Partnership or the Operator for labor, materials and other direct expenses for any overhaul of, or major maintenance procedure for, the Facility which requires

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    significant disassembly or shutdown of the Facility pursuant to manufacturers' guidelines or recommendations, engineering or operating considerations or the requirements of any applicable Governmental Approval, all as contemplated in the Operation and Maintenance Agreement.

         "Major Maintenance Required Balance" means, as of any Distribution Date, the sum of all Major Maintenance Required Contributions required through such date (regardless of whether they were actually made).

         "Major Maintenance Required Contribution" means, with respect to any Monthly Transfer Date from and after the Second Capital Contribution Date, initially an amount equal to $208,333.33 (such amount to be (i) increased on each anniversary of the Date of Commercial Operation by a percentage equal to the percentage by which the management fee payable to the Operator pursuant to Section 5.1 of the Operation and Maintenance Agreement is escalated pursuant to Section 5.2 of the Operation and Maintenance Agreement and (ii) adjusted annually, if necessary, in connection with the approval of the Partnership Operating Budget).

         "Major Maintenance Reserve Account" means the special account designated by that name established by the Security Agent pursuant to
    Section 2.2.

         "Monthly Transfer Date" has the meaning assigned to such term in
    Section 4.1.

         "Project Expense Accrual Account" means the special account designated by that name established by the Security Agent pursuant to Section 2.2.

         "Project Expense Accrual Account Contribution" means the amounts identified by the Partnership in Item 3 of a Project Certificate delivered pursuant to Section 4.1(a) to be deposited into the Project Expense Accrual Account in respect of any Project Expense which (i) the Partnership elects to accrue, (ii) is paid on a periodic basis (but not more frequently than once per calendar quarter) and (iii) is contained in the Partnership Operating Budget in effect at the time such contribution is made; provided, however, that in no event shall any amount exceed an amount equal to the Project Expense in respect of which such amount is being accrued divided by the number of Monthly Transfer Dates during the period from and including the date such contribution is made to and including the date such Project Expense is required to be paid; and provided, further, that the Partnership agrees to elect to accrue in approximately equal amounts on a monthly basis amounts required to pay in full when due Project Expenses in respect of property taxes and insurance.

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         "Project Letters of Credit Required Balance" means an amount equal to the aggregate stated amount of all issued and outstanding Project Letters of Credit.

         "Project Letters of Credit Required Contribution" means, with respect to any Distribution Date occurring on or after the date twelve years after the Date of Commercial Operation, and until such time as the Project Letters of Credit Required Balance shall be on deposit in the Project Letters of Credit Reserve Account, and so long as any Project Letter of Credit remains outstanding, an amount equal to 20% (or such lesser amount as is necessary to achieve the Project Letters of Credit Required Balance) of the Distributable Cash distributable to the Other Partners pursuant to Section 4.3(b) of the Amended and Restated Partnership Agreement.

         "Project Letters of Credit Reserve Account" means the special account designated by that name established by the Security Agent pursuant to
    Section 2.2.

         "Retention Account" means the special account designated by that name established by the Security Agent pursuant to Section 2.2.

         "Revenue Account" means the special account designated by that name established by the Security Agent pursuant to Section 2.2.

         "Revenues" means all revenues and all other payments at any time received by or on behalf of the Partnership including, without limitation, Project Revenues, Special Payments and dividends, distributions and other payments (including, without limitation, payments made by North Country in respect of principal and interest on intercompany advances received by North Country from the Partnership) from North Country (other than (i) the proceeds of capital contributions received from the GE Capital Limited Partner, TPC One and TPC Two pursuant to the Capital Contribution Agreement,
    (ii) the proceeds of insurance or of a Taking payable into the Insurance and Condemnation Proceeds Account pursuant to Section 4.6, (iii) payments received by the Partnership under the Swap Agreement payable into the Senior Debt Service Account, (iv) Special Payments payable into the Completion Account and (v) the proceeds of the Capital Contributions, if any, made or deemed to have been made by SECI to the Partnership pursuant to Section 2.5 of the SECI Term Loan Agreement or Section 8.6 of the Amended and Restated Partnership Agreement), including, without limitation, all interest and other income on funds on deposit in the Accounts (other than the Distribution Reserve Account, the Retention Account, the SECI Debt Service Account and the SECI Reserve Account), all payments received

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    by the Partnership under the Power Purchase Agreement and the Steam
    Supply Agreement and all other payments received by the Partnership from the sale of electricity, heat and/or steam produced by the Facility, all payments in respect of business interruption insurance and all payments received from any other source whatsoever.

         "SECI Debt Service Account" means the special account designated by that name established by the Security Agent pursuant to Section 2.2.

         "SECI Default" means a "Default" as such term is defined in the SECI Term Loan Agreement.

         "SECI Event of Default" means an "Event of Default" as such term is defined in the SECI Term Loan Agreement.

         "SECI Installment Payment Date" means an "Installment Payment Date" as such term is defined in the SECI Term Loan Agreement.

         "SECI Interest Payment Date" means an "Interest Payment Date" as such term is defined in the SECI Term Loan Agreement.

         "SECI Ratio" has the meaning assigned to such term in the SECI Term Loan Agreement.

         "SECI Reserve Account" means the special account designated by that name established by the Security Agent pursuant to Section 2.2.

         "Secured Parties" means the collective reference to the Agent, the Lenders, the Letter of Credit Issuer (other than in its capacity as issuer of the Senior Debt Service Reserve "B" Letter of Credit), the Swap Counterparty and the SECI Term Lender.

         "Senior Debt Service Account" means the special account designated by that name established by the Security Agent pursuant to Section 2.2.

         "Senior Debt Service Coverage Account" means the special account designated by that name established by the Security Agent pursuant to
    Section 2.2.

         "Senior Debt Service Letter of Credit" means a letter of credit issued by the Senior Debt Service Letter of Credit Issuer in favor of the Agent, for the ratable benefit of the Lenders and for the account of the GE Capital Limited Partner, substantially in the form of Exhibit B, in a stated amount equal to the amount that, pursuant to the provisions of Sections 4.2(a) and
    (b), is required to be transferred to

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    the Senior Debt Service Account on a Monthly Transfer Date. Such Senior
    Debt Service Letter of Credit will be drawn in full by the Agent on each Installment Payment Date that immediately follows the delivery of such Senior Debt Service Letter of Credit and the proceeds of such drawing will be applied to the payment of the principal of and interest on the Term Loans due on such Installment Payment Date.

         "Senior Debt Service Letter of Credit Issuer" means GE Capital, so long as it maintains a Standard & Poor's credit rating of "A" or better and in the event that it does not maintain such rating or elects to assign the Senior Debt Service Letter of Credit, GE Capital until a successor or assignee which is a financial institution with a Standard & Poor's credit rating of "A" or better and which is reasonably acceptable to the Required Lenders issues a Senior Debt Service Letter of Credit, in either case as issuer of the Senior Debt Service Letter of Credit, it being understood that the Senior Debt Service Letter of Credit Issuer shall be an entity that maintains at all times a Standard & Poor's credit rating of "A" or better and if the Senior Debt Service Letter of Credit Issuer is no longer rated "A" or better by Standard & Poor's, it will be replaced by an entity with a Standard & Poor's credit rating of "A" or better.

         "Senior Debt Service Reserve Account" means the special account designated by that name established by the Security Agent pursuant to
    Section 2.2.

         "Senior Debt Service Reserve Letters of Credit" means the Senior Debt Service Reserve "A" Letter of Credit and the Senior Debt Service Reserve "B" Letter of Credit.

         "Senior Debt Service Reserve 'A' Letter of Credit" means a letter of credit issued by the Senior Debt Service Reserve Letter of Credit Issuer in favor of the Agent, for the ratable benefit of the Secured Parties (other than the SECI Term Lender) and for the account of the Partnership, substantially in the form of Exhibit C, in a stated amount equal to $6,600,000.

         "Senior Debt Service Reserve 'B' Letter of Credit" means a letter of credit issued by the Senior Debt Service Reserve Letter of Credit Issuer in favor of the Agent, for the ratable benefit of the Secured Parties (other than the SECI Term Lender) and for the account of the Partnership, substantially in the form of Exhibit D, in a stated amount equal to the lesser of (i) the Base Reserve Amount and (ii) the excess, if any, of (A) the sum of (1) the aggregate amount of transfers that have been made from the Base Reserve Debt Account to the Base Reserve Equity Account and immediately withdrawn from the Base Reserve Equity Account

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    to make Level 1 Distributions to the GE Capital Limited Partner and (2)
    the aggregate amount of drawings made under any Base Reserve Letter of Credit to make Level 1 Distributions to the GE Capital Limited Partner over
    (B) the sum of (1) the aggregate amount of deposits made into the Base Reserve Debt Account pursuant to Section 4.2(d)(ii) and (2) the aggregate amount of reinstatements of the stated amount of any Base Reserve Letter of Credit made after any drawings thereof pursuant to Section 4.9(b).

         "Senior Debt Service Reserve Letter of Credit Issuer" means GE Capital, so long as it maintains a Standard & Poor's credit rating of "A" or better and in the event that it does not maintain such rating or elects to assign a Senior Debt Service Reserve Letter of Credit, GE Capital until a successor or assignee which is a financial institution with a Standard & Poor's credit rating of "A" or better and which is reasonably acceptable to the Required Lenders issues a Senior Debt Service Reserve Letter of Credit, in either case as issuer of the Senior Debt Service Reserve "A" Letter of Credit and the Senior Debt Service Reserve "B" Letter of Credit, it being understood that the Senior Debt Service Reserve Letter of Credit Issuer shall be an entity that maintains at all times a Standard & Poor's credit rating of "A" or better and if the Senior Debt Service Reserve Letter of Credit Issuer is no longer rated "A" or better by Standard & Poor's, it will be replaced by an entity with a Standard & Poor's credit rating of "A" or better.

         "Special Payments" means all liquidated damage payments made by any contractor (including, without limitation, the Contractor) to the Partnership pursuant to any Assigned Contract (including, without limitation, the Construction Contract) relating to the engineering of, procurement of services, equipment, supplies or other materials for or related to the construction or repair of the Project.

         "Standard & Poor's" means Standard & Poor's Corporation.

         "Steam Reserve Account" means the special account designated by that name established by the Security Agent pursuant to Section 2.2.

         "Swap Counterparty Account" means the special account designated by that name established by the Security Agent pursuant to Section 2.2.

         "Taking" means a taking of title to, or use or occupancy of, all or any part of the Project as a result of the exercise of the right of condemnation or power of eminent domain or similar power or the exercise by a

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    governmental body of a non-contractual right to purchase all or any part of the Project, or a sale or other transfer of all or any part of the Project in lieu of condemnation or exercise of power of eminent domain.

         "Tomen Distribution Account" means the special account designated by that name established by the Security Agent pursuant to Section 2.2.

         "Value" means, for cash, cash equivalents and Permitted Investments, the value thereof determined in accordance with Section 7.1.

         "Wind-up Account" means the special account designated by that name established by the Security Agent pursuant to Section 2.2.

         "Working Capital Account" means a checking account established by the Security Agent in the name of the Partnership pursuant to Section 2.2(b) and used for the payment by the Partnership of various minor costs and expenses specified in Section 4.1(b) which are not otherwise directly provided for in this Agreement; the Working Capital Account is not an "Account" for purposes of this Agreement other than for purposes of Sections 3.5, 3.6 and 4.20 and Articles VI, VII, VIII and IX.

                                   ARTICLE II

            Appointment of Security Agent; Establishment of Accounts

         SECTION 2.1 Appointment of Security Agent. The Fuji Bank and Trust Company is hereby appointed by the Secured Parties as security agent hereunder, and the Security Agent hereby agrees to act as such and to accept all revenues, cash, payments, insurance and condemnation proceeds, other amounts, and Permitted Investments to be delivered to or held by the Security Agent pursuant to the terms of this Agreement. The Security Agent shall hold and safeguard the Accounts (and the revenues, cash, payments, insurance and condemnation proceeds, instruments, securities and other amounts on deposit therein) during the term of this Agreement and shall treat the revenues, cash, payments, insurance and condemnation proceeds, instruments, securities and other amounts in the Accounts as funds, instruments and securities (i) in the case of all Accounts (other than the Distribution Reserve Account, the Retention Account, the Project Letters of Credit Reserve Account (except as provided in clause (ii) below), the Swap Counterparty Account (except as provided in clause (iii) below), the SECI Reserve Account and the SECI Debt Service Account), pledged by the Partnership to the Agent, the Lenders, the Letter of Credit Issuer (other than in its capacity as issuer of the Senior Debt Service Reserve "B" Letter of

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Credit) and the Swap Counterparty, as collateral securing the Obligations, in accordance with the provisions hereof, (ii) in the case of the Project Letters of Credit Reserve Account, pledged by the Partnership to the Letter of Credit Issuer, as collateral securing the Obligations (other than those relating to the Senior Debt Service Reserve Letters of Credit) owing to the Letter of Credit Issuer, in accordance with the provisions hereof, (iii) in the case of the Swap Counterparty Account, pledged by the Partnership to the Swap Counterparty, as collateral securing the Obligations owing to the Swap Counterparty in accordance with the provisions hereof, (iv) in the case of the SECI Reserve Account, the SECI Debt Service Account, the Distribution Reserve Account (to the extent of SECI's interest therein) and the Retention Account (to the extent of SECI's interest therein), pledged by SECI in favor of the SECI Term Lender, as collateral securing to the SECI Obligations, in accordance with the provisions hereof, (v) in the case of the Distribution Reserve Account and the Retention Account, held for the benefit of the GE Capital Limited Partner and the Other Partners and (vi) in the case of the Tomen Distribution Account, held for the benefit of the Tomen Limited Partners.

         SECTION 2.2 Creation of Accounts. (a) The Security Agent hereby establishes the following twenty special, segregated and irrevocable cash collateral accounts (a) in the case of all Accounts (other than the Distribution Reserve Account, the Retention Account, the Project Letters of Credit Reserve Account (except as provided in clause (b) below), the Swap Counterparty Account (except as provided in clause (c) below), the Tomen Distribution Account, the SECI Reserve Account and the SECI Debt Service Account), in the name of the Agent for the benefit of the Secured Parties (other than the SECI Term Lender),
(b) in the case of the Project Letters of Credit Reserve Account, in the name of the Letter of Credit Issuer for its own benefit, (c) in the case of the Swap Counterparty Account, in the name of the Agent for the benefit of the Swap Counterparty, (d) in the case of the SECI Reserve Account and the SECI Debt Service Account, in the name of the SECI Term Lender for its own benefit, (e) in the case of the Distribution Reserve Account and the Retention Account, in the name of the GE Capital Limited Partner for the benefit of the Partners, and (f) in the case of the Tomen Distribution Account, in the name of the Tomen Limited Partners for their own benefit, which shall be maintained at all times until the termination of this Agreement:

                          (1) Revenue Account,
                          (2) Current Account,
                          (3) Project Expense Accrual Account,
                          (4) Completion Account,
                          (5) Major Maintenance Reserve Account,
                          (6) Distribution Reserve Account,
                          (7) Retention Account,
                          (8) Base Reserve Debt Account,

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                          (9) Base Reserve Equity Account,
                         (10) SECI Reserve Account,
                         (11) SECI Debt Service Account,
                         (12) Project Letters of Credit Reserve Account,
                         (13) Steam Reserve Account,
                         (14) Insurance and Condemnation Proceeds Account,
                         (15) Wind-up Account,
                         (16) Senior Debt Service Account,
                         (17) Senior Debt Service Coverage Account,
                         (18) Senior Debt Service Reserve Account,
                         (19) Swap Counterparty Account, and
                         (20) Tomen Distribution Account.

         (b) The Security Agent hereby establishes the Working Capital Account in the name of the Partnership, which shall be maintained at all times until the termination of this Agreement.

         SECTION 2.3 Security Interest. (a)(i) In order to secure the payment and performance by the Borrowers when due of all of their Obligations, this Agreement is intended to create, and the Partnership hereby pledges to, and creates in favor of, the Agent for its benefit and for the benefit of the Lenders, the Letter of Credit Issuer and the Swap Counterparty, a security interest in and to the Accounts (other than the Distribution Reserve Account, the Retention Account, the Project Letters of Credit Reserve Account (except as provided below), the Swap Counterparty Account (except as provided below), the Tomen Distribution Account, the SECI Reserve Account and the SECI Debt Service Account). All moneys, cash equivalents, instruments, investments and securities at any time on deposit in any of such Accounts shall constitute collateral security for the payment and performance by the Borrowers when due of the Obligations and shall at all times be subject to the sole dominion and control of the Agent, acting through the Security Agent, and shall be held in the custody of the Security Agent for the purposes of, and on the terms set forth in, this Agreement.

         (ii) In order to secure the payment and performance by the Borrowers when due of all of their Obligations to the Letter of Credit Issuer, this Agreement is intended to create, and the Partnership hereby pledges to, and creates in favor of the Letter of Credit Issuer, a security interest in and to the Project Letters of Credit Reserve Account. All moneys, cash equivalents, instruments, investments and securities at any time on deposit in the Project Letters of Credit Reserve Account shall constitute collateral security for the payment and performance by the Borrowers when due of the Obligations (other than those relating to the Senior Debt Service Reserve Letters of Credit) owing to the Letter of Credit Issuer and shall at all times be subject to the sole dominion and control of the Letters of Credit Issuer, acting through the Security Agent, and shall be held in the custody of the Security Agent for the purposes of, and on the terms set forth in, this Agreement.

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         (iii) In order to secure the payment and performance by the Borrowers when due of all of their Obligations to the Swap Counterparty, this Agreement is intended to create, and the Partnership hereby pledges to, and creates in favor of the Agent for the benefit of the Swap Counterparty, a security interest in and to the Swap Counterparty Account. All moneys, cash equivalents, instruments, investments and securities at any time on deposit in the Swap Counterparty Account shall constitute collateral security for the payment and performance by the Borrowers when due of the Obligations owing to the Swap Counterparty and shall at all times be subject to the sole dominion and control of the Agent, acting through the Security Agent, and shall be held in the custody of the Security Agent for the purposes of, and on the terms set forth in, this Agreement.

         (iv) For the purpose of perfecting the security interest of the Agent, the Lenders, the Letter of Credit Issuer and the Swap Counterparty in and to such Accounts and all cash, investments and securities at any time on deposit in such Accounts, the Security Agent shall be deemed to be the agent of the Agent, the Lenders, the Letter of Credit Issuer and the Swap Counterparty.

         (b) In order to secure the payment and performance by SECI when due of all of the SECI Obligations, this Agreement is intended to create, and SECI hereby pledges to, and creates in favor of the SECI Term Lender, a security interest in and to the SECI Reserve Account, the SECI Debt Service Account, the Distribution Reserve Account (to the extent of SECI's interest therein) and the Retention Account (to the extent of SECI's interest therein) and all cash, cash equivalents, instruments, investments and other securities at any time on deposit in such Accounts. All moneys, cash equivalents, instruments, investments and securities at any time on deposit in such Accounts shall constitute collateral security for the payment and performance by SECI when due of the SECI Obligations and shall at all times be subject to the sole dominion and control of the SECI Term Lender, acting through the Security Agent, and shall be held in the custody of the Security Agent for the purposes of, and on the terms set forth in, this Agreement. For the purpose of perfecting the security interest of the SECI Term Lender in and to such Accounts, the Security Agent shall be deemed to be the agent of the SECI Term Lender.

         (c) Neither the Partnership nor SECI shall have any rights or powers with respect to any amounts in the Accounts or any part thereof except (i) as provided in Article IV and (ii) the right to have such amounts applied in accordance with the provisions hereof and of the other Loan Documents and, in the case of SECI, the SECI Loan Documents.

         SECTION 2.4 Location of the Accounts. The Accounts shall be maintained by the Security Agent at its corporate trust

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                                                                              14

office located in New York City until the Security Agent gives written notice to the other parties to this Agreement setting forth a different location of the Accounts; provided, however, that such location shall be in the State of New York.

                                   ARTICLE III

                             Deposits into Accounts

         SECTION 3.1 Deposits on Second Capital Contribution Date. (a) On the Second Capital Contribution Date, after making all payments required to be made on such date pursuant to Sections 4.2 and 4.3 of the Original Security Deposit Agreement, the Security Agent shall transfer all remaining amounts, if any, on deposit in the accounts maintained pursuant to the Original Security Deposit Agreement to the Revenue Account.

         (b) On the Second Capital Contribution Date, the Original Agent shall transfer to the Security Agent for deposit in the Completion Account, from the proceeds of the Construction Loans made by the Construction Lenders on such date, the amount referred to in clause (u) of the definition of Certified Construction Costs in Appendix A.

         SECTION 3.2 Revenues and Insurance and Condemnation Proceeds. (a) Except as otherwise provided in Sections 3.1 and 3.3, the Partnership shall instruct each Person from whom it receives any Revenues (other than any Person from whom $20,000 or less is expected to be payable to the Partnership in a calendar year, unless the aggregate amount of Revenues of all such Persons exceeds $250,000 in a calendar year, in which case all Revenues in excess of $250,000 in a calendar year from all such Persons shall be paid as hereinafter provided) to pay such Revenues directly to the Security Agent for deposit in the Revenue Account, and if the Partnership shall receive any Revenues it shall deliver such Revenues in the exact form received (but with the Partnership's endorsement, if necessary) to the Security Agent for deposit in the Revenue Account not later than the third Business Day after the Partnership's receipt thereof. The Security Agent shall have the right to receive all Revenues directly from the Persons owing the same. All Revenues received by the Security Agent shall be deposited in the Revenue Account.

         (b) The Partnership shall deposit in the Insurance and Condemnation Proceeds Account all payments in respect of casualty to or loss of property received by it from any insurer pursuant to the property or casualty insurance maintained by the Partnership and all awards and proceeds in respect of a Taking.

         SECTION 3.3 Deposits into Senior Debt Service Account; Senior Debt Service Reserve Account; Base Reserve Debt Account. (a)(i) Any payments made by the Swap Counterparty under the Swap

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                                                                              15

Agreement shall be deposited upon receipt into the Senior Debt Service Account.

         (ii) Any amounts drawn under the Senior Debt Service Letter of Credit, if any, as a result of a loss of or reduction in the rating of the Senior Debt Service Letter of Credit Issuer shall be deposited upon receipt into the Senior Debt Service Account.

         (b) Any amounts drawn under either Senior Debt Service Reserve Letter of Credit as a result of a loss of or reduction in the rating of the Senior Debt Service Reserve Letter of Credit Issuer shall be deposited upon receipt into the Senior Debt Service Reserve Account.

         (c) Any amounts drawn under the Base Reserve Letter of Credit for the benefit of the GE Capital Limited Partner shall be deposited upon receipt into the Base Reserve Equity Account.

         SECTION 3.4 Additional Deposits into Completion Account. Any Special Payments received by the Partnership pursuant to the Construction Contract shall be deposited into the Completion Account and amounts released pursuant to
Section 10(b) of the Surety Bond Arrangements Cash Collateral Agreement.

         SECTION 3.5 Information to Accompany Amounts Delivered to Security Agent; Deposits Irrevocable. (a) All amounts delivered to the Security Agent by the Partnership shall be accompanied by information in reasonable detail specifying the source of the amounts and the Account or Accounts into which such amounts are to be deposited. If the Security Agent shall be unable to determine the source of any payments received or the Account or Accounts into which such payments are to be deposited, the Security Agent shall hold such amounts in the Revenue Account until identified by the Partnership.

         (b) Any deposit made into any Account hereunder shall, absent manifest error, be irrevocable and the amount of such deposit and any instrument or security held in such Account hereunder and all interest thereon shall be held by the Security Agent and applied solely as provided herein.

         SECTION 3.6 Books of Account; Statements. (a) The Security Agent shall maintain books of account for the Partnership, SECI, the Agent, the Letter of Credit Issuer, the Swap Counterparty and the SECI Term Lender on a cash basis and record therein all deposits into and transfers to and from the Accounts and all investment transactions effected by the Security Agent pursuant to Article
V. The Security Agent shall make such books of account available during normal business hours with reasonable advance notice for inspection and audit by the Partnership, SECI, the Agent, the Letter of Credit Issuer, the

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                           Security Deposit Agreement
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                                                                              16

Swap Counterparty or the SECI Term Lender and their respective representatives.

         (b) Not later than the fifteenth Business Day of each month, the Security Agent shall deliver to the Partnership, SECI, the Agent, the Letter of Credit Issuer, the Swap Counterparty and the SECI Term Lender, a statement setting forth the transactions in each Account during the preceding month and specifying the Revenues, Special Payments, Insurance and Condemnation Proceeds Deposits, Permitted Investments and other amounts held in each Account at the close of business on the first Business Day of such month and the value thereof at such time.

                                   ARTICLE IV

                             Payments from Accounts

         SECTION 4.1 Revenue Account--Monthly Transfers with Respect to Project Expenses. (a) On or before the twentieth day of each month, the Partnership shall deliver to the Security Agent a Project Certificate (with appropriate insertions) signed by a Responsible Officer of the Managing General Partner (with a copy to the GE Capital Limited Partner) and countersigned by a Responsible Officer of the Agent and, until the First GE Capital Flip Date, the GE Capital Limited Partner, requesting distributions to be made from the Revenue Account. Each of the Agent and the GE Capital Limited Partner agrees that it shall countersign each such certificate presented to it which is in compliance with the Partnership Operating Budget and the Loan Documents. On the last Business Day of each month (each such date, a "Monthly Transfer Date"), the Security Agent shall distribute, from the cash available in the Revenue Account,
(i) (A) directly to the Operator and each Person to which an amount in excess of $250,000 is due and payable, the amounts identified as Project Expenses (other than the Project Expenses on account of which amounts have already been deposited or are to be deposited contemporaneously into the Major Maintenance Reserve Account, the Current Account or the Project Expense Accrual Account) then due and owing in Item 1 of the Project Certificate referred to above, or
(B) to the Partnership for the benefit of the Persons entitled thereto, all other Project Expenses (other than the Project Expenses on account of which amounts have already been deposited or are to be deposited contemporaneously into the Major Maintenance Reserve Account, the Current Account or the Project Expense Accrual Account) then due and owing in Item 1 of the Project Certificate referred to above, (ii) to the Current Account, the amounts identified as Project Expenses expected to be due and owing prior to the next Monthly Transfer Date in Item 2 of the Project Certificate referred to above (other than the Project Expenses on account of which amounts have already been deposited or are to be deposited contemporaneously into the Major Maintenance Reserve Account or the Project Expense

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                                                                              17

Accrual Account), (iii) to the Project Expense Accrual Account, the amount identified as the Project Expense Accrual Account Contribution in Item 3 of the Project Certificate referred to above, (iv) so long as (A) no prepayments of any of the Loans are required to be made by the Partnership on such Monthly Transfer Date or during the Quarterly Period in which such Monthly Transfer Date occurs pursuant to Section 4.2(a) of the Loan Agreement and (B) the Partnership has performed its obligations under Section 4.1(b) to the Working Capital Account, an amount equal to $50,000 minus the amount then on deposit in the Working Capital Account as specified in Item 10 of the Project Certificate, (v) until the amount on deposit in the Major Maintenance Reserve Account is equal to or greater than the Major Maintenance Required Balance as of such Monthly Transfer Date, to the Major Maintenance Reserve Account, the greater of (A) the Major Maintenance Required Contribution and (B) the amount which equals the positive difference, if any, between the Major Maintenance Required Balance as of such Monthly Transfer Date and the amount then on deposit in the Major Maintenance Reserve Account, (vi) directly to the Agent, all Agency Fees then due and payable to the Agent under the Loan Agreement which are specified in Item 9 of the Project Certificate, (vii) directly to the Security Agent, all fees, expenses and other costs then due and payable to the Security Agent hereunder which are specified in Item 9 of the Project Certificate, (viii) directly to the Swap Counterparty, all expenses and other amounts then due and payable to the Swap Counterparty under Sections 1(d) (in respect of deduction or withholding for taxes), 4(e) (in respect of stamp or similar taxes) and 11 (in respect of expenses) of the Swap Agreement which are specified in Item 9 of the Project Certificate, (ix) to the extent not included in any of the foregoing clauses (i) through (viii), directly to the Persons specified in Item 9 of the Project Certificate, all expenses then due and payable to such Persons under Sections
3.13 and 11.5 of the Loan Agreement.

         (b) The Partnership covenants and agrees that all amounts from time to time on deposit in the Working Capital Account shall be used by it only to pay Project Expenses or to enable North Country to pay Project Expenses related to the North Country Project.

         (c) For purposes of this Section 4.1, cash available in the Revenue Account shall not include any check or other instrument which may be deposited therein until the final collection thereof.

         SECTION 4.2 Revenue Account--Monthly Transfers. On each Monthly Transfer Date, the Security Agent shall distribute, as directed by the Partnership from the cash available in the Revenue Account (after making all transfers required by Section 4.1), the following amounts in the following order of priority:

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

         (a) first, pro rata to (i) the Senior Debt Service Account, an amount equal to one-third of the interest and (except as provided in Section 4.2(b)) other amounts payable in respect of the Term Loans which are due and payable on the next succeeding Installment Payment Date (together with any deficiency in accumulation of such amount during any preceding month or months since the last Installment Payment Date) minus one-third of the amount, if any, payable by the Swap Counterparty to the Partnership under the Swap Agreement (unless the Swap Counterparty is in default under the Swap Agreement) on the next succeeding Installment Payment Date unless, with respect only to the first and second Monthly Transfer Dates of the three month period ending on the next Installment Payment Date, the Security Agent shall have received a notice from the Agent stating that a Senior Debt Service Letter of Credit has been issued and delivered to the Agent in accordance with Section 4.3(c) and specifying the stated amount thereof, in which case the Security Agent shall distribute to the GE Capital Limited Partner (from the amount otherwise to be deposited into the Senior Debt Service Account pursuant to this clause (i)) an amount equal to such stated amount (such distribution to be treated in accordance with Section 4.17 of the Amended and Restated Partnership Agreement), (ii) the Letter of Credit Issuer, an amount equal to all Letter of Credit Fees, interest and (except as provided in Sections 4.1(a), 4.2(b) and 4.2(c)) other amounts payable to the Letter of Credit Issuer under the Loan Agreement and in respect of the Letters of Credit then due and payable by the Borrowers, (iii) the Swap Counterparty Account, an amount equal to one-third of all amounts, if any, payable by the Partnership to the Swap Counterparty under the Swap Agreement (except as provided in Sections 4.1(a) and 4.2(b) which are due and payable on the next succeeding Installment Payment Date (together with any deficiency in accumulation of such amount during any preceding month or months since the last Installment Payment Date) and (iv) the Surety Bond Arranger, an amount equal to the sum of (1) the excess of the Surety Bond Arranger Fee then due and payable by the Partnership to the Surety Bond Arranger under the Loan Agreement over the amount of such Surety Bond Arranger Fee paid from funds available under the Surety Bond Arrangements Cash Collateral Agreement and (2) expenses, interest and other amounts (other than principal payments in respect of the Surety Bond Arrangements Reimbursement Obligations) then due and payable by the Partnership to the Surety Bond Arranger under the Loan Agreement and the Surety Bond Arrangements Cash Collateral Agreement;

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                           Security Deposit Agreement

        (b) second, pro rata to (i) the Senior Debt Service Account, an amount equal to:

              (x) one-third of the aggregate scheduled principal amount of the Term Loans which is due and payable on the next succeeding Installment Payment Date (together with any deficiency in accumulation of such amount during any preceding month or months since the last Installment Payment Date); less (y) any increase in the Value of the Senior Debt Service Account which occurred during the preceding month as a result of earnings on the amounts on deposit therein;

unless, with respect to the first and second Monthly Transfer Dates of the three month period ending on the next Installment Payment Date, the Security Agent shall have received a notice from the Agent stating that a Senior Debt Service Letter of Credit has been issued and delivered to the Agent in accordance with
Section 4.3(c) and specifying the stated amount thereof, in which case the Security Agent shall distribute to the GE Capital Limited Partner (from the amount otherwise to be deposited in the Senior Debt Service Account pursuant to this clause (i)) an amount equal to such stated amount (such distribution to be treated in accordance with Section 4.17 of the Amended and Restated Partnership Agreement), (ii) the Senior Debt Service Account, an amount equal to any prepayments on the Term Loans which are then due and payable, (iii) the Letter of Credit Issuer, all amounts then due and payable (including, without limitation, any prepayments) in respect of reimbursement obligations relating to the Project Letters of Credit, and (iv) the Swap Counterparty, all amounts then due and payable pursuant to Section 6(e) of the Swap Agreement;

         (c) third, if there shall have been a drawing on either the Senior Debt Service Reserve "A" Letter of Credit or the Senior Debt Service Reserve "B" Letter of Credit (other than a drawing as a result of a loss of or a reduction in the rating of the Senior Debt Service Reserve Letter of Credit Issuer) or a withdrawal from the Senior Debt Service Reserve Account pursuant to Section 4.9(a), (x) first, to the Senior Debt Service Reserve Letter of Credit Issuer, an amount equal to the aggregate amount of all unreimbursed drawings under the Senior Debt Service Reserve "A" Letter of Credit, (y) second, to the Senior Debt Service Reserve Letter of Credit Issuer, an amount equal to the aggregate amount of all unreimbursed drawings under the Senior Debt Service Reserve "B" Letter of Credit and (z) third, to the Senior Debt Service Reserve Account, an amount equal to all withdrawals therefrom pursuant to Section 4.9(a) until such withdrawals have been replenished;

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

         (d) fourth, in the following order of priority, (provided that (I) the Security Agent shall not make any payments to the Partners or any of the payments described in clauses (v) through (x) below if (i) the certificate of the Managing General Partner described below states that a Default or Event of Default has occurred and is continuing or (ii) the Agent has notified the Security Agent that a Default or Event of Default has occurred and is continuing and (II) if (i) the certificate of Managing General Partner described below states that a Special Event has occurred and is continuing and (ii) the Security Agent has not received either of the notices referred to in subclauses (i) and
(ii) of clause (I) of this proviso, the Security Agent shall distribute all amounts that would otherwise be distributable to the Partners pursuant to this
Section 4.2(d) in accordance with Section 4.16(d))(x) subject to Section 4.2(e), directly to the Partners, Distributable Cash in the amount distributable to the Partners pursuant to Section 4.3(a) of the Amended and Restated Partnership Agreement, and (y) subject to Section 4.2(e), directly to the Partners, Distributable Cash in such amounts as are distributable to the Partners pursuant to Section 4.3(b) and/or Section 4.6(b) (in respect of Net Cash from Sales or Refinancing) and/or Section 4.13 and/or Section 4.14 of the Amended and Restated Partnership Agreement and, in the case of each of clauses (x) and (y) above, accompanied by a certificate of a Responsible Officer of the Managing General Partner (with a copy to the Agent, the SECI Term Lender and the GE Capital Limited Partner), setting forth the amounts so distributable and the amounts, if any, required to be deposited in the Accounts specified below and the calculations (including, without limitation, the Debt Service Coverage Ratio, the Ratio and the SECI Ratio) used in determining such amounts and stating whether any Special Event, Default or Event of Default has occurred and is continuing; provided, however, that:

              (i) if a withdrawal from the Base Reserve Debt Account or a drawing under any Base Reserve Letter of Credit shall have occurred pursuant to Section 4.9(a), until the amount of such withdrawal has been replenished in the Base Reserve Debt Account or the stated amount of such Base Reserve Letter of Credit has been reinstated in an amount equal to the amount of such drawing, the amount of Distributable Cash to be distributed on each Distribution Date from the cash in the Revenue Account to each Partner pursuant to Sections 4.3(a), 4.3(b),
         4.13 and 4.14 of the Amended and Restated Partnership Agreement that corresponds to 100% of such Distributable Cash distributable to each such Partner, shall not be distributed to each such Partner on such Distribution Date but shall instead be

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
         transferred to and retained in the Base Reserve Debt Account and applied as provided in Section 4.9;

              (ii) subject to the availability of Distributable Cash after application (if any) thereof pursuant to Section 4.2(d)(i), if a transfer of cash from the Base Reserve Debt Account to the Base Reserve Equity Account and a withdrawal of such cash from the Base Reserve Equity Account or a drawing under any Base Reserve Letter of Credit shall have occurred pursuant to Section 4.9(b), until the amount of such withdrawal has been replenished in the Base Reserve Debt Account or the stated amount of such Base Reserve Letter of Credit has been reinstated in an amount equal to the amount of such drawing, the amount of Distributable Cash to be distributed on each Distribution Date from the cash in the Revenue Account to each Partner pursuant to Sections 4.3(a), 4.3(b), 4.13 and 4.14 of the Amended and Restated Partnership Agreement that corresponds to 100% of such Distributable Cash distributable to each such Partner, shall not be distributed to each such Partner on such Distribution Date but shall instead be transferred to and retained in the Base Reserve Debt Account and applied as provided in Section 4.9;

              (iii) subject to the availability of Distributable Cash after application (if any) thereof pursuant to Sections 4.2(d)(i) and (ii), during the period from and including the date of occurrence of a Steam Host Event, as certified to the Security Agent in a certificate of the Agent, to but excluding the date of receipt by the Security Agent of either written notice from the Agent described in Section 4.15(a), 100% of all Distributable Cash to be distributed from the cash in the Revenue Account to each Partner pursuant to Sections 4.3(a), 4.3(b),
         4.13 and 4.14 of the Amended and Restated Partnership Agreement and 100% of all Net Cash from Sales or Refinancing to be distributed from the cash in the Revenue Account to each Partner pursuant to Section 4.6(b) of the Amended and Restated Partnership Agreement in respect of each Distribution Date occurring during the continuance of such Steam Host Event shall not be distributed to such Partner on each such Distribution Date but instead shall be transferred to and retained in the Steam Reserve Account and applied as provided in Section 4.15;

              (iv) subject to the availability of Distributable Cash after application (if any) thereof pursuant to Sections 4.2(d)(i), (ii) and
         (iii), in the event that the Debt Service Coverage Ratio for any Measurement Period with respect to any Distribution Date on or after December 31, 1994 shall be less than 1.20 to

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                           Security Deposit Agreement

         1.00, as certified to the Security Agent in a certificate of the Agent, 100% of the Distributable Cash to be distributed from the cash in the Revenue Account to the Partners pursuant to Sections 4.3(a), 4.3(b), 4.13 and 4.14 of the Amended and Restated Partnership Agreement in respect of each of the three Distribution Dates immediately after the end of such Measurement Period and 100% of the Net Cash from Sales or Refinancing to be distributed to the Partners pursuant to Section 4.6(b) of the Amended and Restated Partnership Agreement in respect of the period commencing with the end of such Measurement Period and ending on the third Distribution Date occurring immediately after the end of such Measurement Period shall not be distributed to the Partners on each such Distribution Date but shall instead be transferred to and retained in the Senior Debt Service Coverage Account and applied as provided in Section 4.11(a);

              (v) subject to the availability of Distributable Cash after application (if any) thereof pursuant to Sections 4.2(d)(i), (ii),
         (iii) and (iv), until the sum of (1) the amount on deposit in the Base Reserve Debt Account or, after the Loan Agreement is no longer in effect, the Base Reserve Equity Account and (2) the then stated amount of the Base Reserve Letter of Credit, if any, is equal to or greater than the Base Reserve Amount, the amount of Distributable Cash to be distributed from the cash in the Revenue Account to the Other Partners pursuant to Section 4.3(b) of the Amended and Restated Partnership Agreement that corresponds to 23.7% of such Distributable Cash distributable to each such Other Partner on each Distribution Date shall not be distributed to each such Other Partner on such Distribution Date but shall instead be deposited and retained in the Base Reserve Debt Account and applied as provided in Section 4.9;

              (vi) subject to the availability of Distributable Cash after application (if any) thereof pursuant to Sections 4.2 (d)(i), (ii),
         (iii), (iv) and (v), in the event that the Ratio for any Quarterly Period ending on or after December 31, 1994 shall be less than the respective values set forth below, as certified in a certificate of the GE Capital Limited Partner, the amount of Distributable Cash to be distributed from the cash in the Revenue Account to the Other Partners pursuant to Section 4.3(b) of the Amended and Restated Partnership Agreement in respect of each of the three Distribution Dates immediately after the end of such Measurement Period, in each case that corresponds to the percentage set forth opposite each such value below, shall not be distributed to such Other Partners

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                                                                              23

         on each such Distribution Date but shall instead be transferred to and retained in the Distribution Reserve Account and applied as provided in Section 4.11(b):

                  Ratio                            Percentage Retained
                  -----                            -------------------

               1.40 to 1.00                                 20%
               1.30 to 1.00                                 25%
               1.20 to 1.00                                 98%

              (vii) subject to the availability of Distributable Cash after application (if any) thereof pursuant to Sections 4.2(d)(i), (ii),
         (iii), (iv), (v) and (vi), in the event that the Security Agent shall have received written notice from the GE Capital Limited Partner that, but for the provisos to any of Sections 13.1(b), (c), (d), (f) or (m), or the lapse of either the 180 day or 30 day period referred to in clause (ii) of Section 13.1(t), of the Amended and Restated Partnership Agreement, a Special Event would occur and be continuing, 98% of the amount of Distributable Cash to be distributed from the cash in the Revenue Account to the Other Partners pursuant to Sections 4.3(b) and
         4.13 of the Amended and Restated Partnership Agreement on such Distribution Date shall not be distributed to such Other Partners on such Distribution Date but shall instead be transferred to and retained in the Retention Account and applied as provided in Section 4.10;

              (viii) subject to the availability of Distributable Cash after application (if any) pursuant to Sections 4.2(d)(i), (ii), (iii), (iv),
         (v), (vi) and (vii), until the amount on deposit in the Project Letters of Credit Reserve Account is equal to the Project Letters of Credit Required Balance as of such Distribution Date, 98% of the amount of Distributable Cash to be distributed on each Distribution Date from the cash in the Revenue Account to each Other Partner pursuant to Section 4.3(b) of the Amended and Restated Partnership Agreement that corresponds to each such Other Partner's allocable share of the Project Letters of Credit Required Contribution (determined by multiplying the Project Letters of Credit Required Contribution by the Allocation Percentage of each Other Partner in such Distributable Cash) shall not be distributed to each such Other Partner on such Distribution Date but shall instead be transferred to and retained in the Project Letters of Credit Reserve Account and applied as provided in Section 4.12;

              (ix) for so long as any amounts are due and payable under the SECI Term Loan Agreement, the amount of Distributable Cash to be distributed from the cash

                              Amended and Restated
                           Security Deposit Agreement
         in the Revenue Account to SECI pursuant to Sections 4.3 and 4.13 of the Amended and Restated Partnership Agreement on each Distribution Date and Net Cash from Sales or Refinancing to be distributed to SECI pursuant to Section 4.6(b) of the Amended and Restated Partnership Agreement, as certified in a certificate of a Responsible Officer of the SECI Term Lender, shall be reduced by the amounts specified in clauses (A) and (B) below and such amounts specified in such clauses shall be transferred to and retained in the SECI Debt Service Account and applied as provided in Section 4.13:

                       (A) first, an amount equal to one-third of the interest
               and fees and other amounts payable in respect of the SECI Term Loan which are due and payable on the next succeeding SECI Interest Payment Date (together with any deficiency in accumulation of such amount during any month or months since the last SECI Interest Payment Date); and

                       (B) second, an amount equal to one-third of the principal
               amount of the SECI Term Loans which is due and payable on the next succeeding SECI Installment Payment Date (together with any deficiency in accumulation of such amount during any preceding month or months since the last SECI Installment Payment Date);

         and

              (x) subject to the availability of Distributable Cash after application pursuant to Section 4.2(d)(ix), (A) for so long as any amounts are due and payable under the SECI Term Loan Agreement, in the event that the SECI Ratio for any Measurement Period occurring prior to the First Tomen Flip Date shall be less than the respective values set forth below, as certified in a certificate of a Responsible Officer of the SECI Term Lender or a certificate of a Responsible Officer of SECI, the amount of Distributable Cash to be distributed from the cash in the Revenue Account to SECI pursuant to Sections 4.3 and 4.13 of the Amended and Restated Partnership Agreement on each of the three Distribution Dates immediately after the end of such Measurement Period and Net Cash from Sales or Refinancing to be distributed to SECI pursuant to Section 4.6(b) of the Amended and Restated Partnership Agreement for the period commencing with the end of such Measurement Period and ending with the third Distribution Date occurring immediately after the end of such Measurement Period, in each case that corresponds to the percentage set forth opposite each

                              Amended and Restated
                           Security Deposit Agreement
         such value below shall not be distributed to SECI but shall instead be transferred to and retained in the SECI Reserve Account and applied as provided in Section 4.14:

                 SECI Ratio                             Percentage Retained
                 ----------                             -------------------

               1.80 to 1.00                                   30%
               1.60 to 1.00                                  100%; and

                       (B) for so long as any amounts are due and payable under
               the SECI Term Loan Agreement, in the event that the SECI Ratio for any Measurement Period occurring from and after the First Tomen Flip Date shall be less than the respective values set forth below, as certified in a certificate of the SECI Term Lender or a certificate of a Responsible Officer of SECI, the amount of Distributable Cash to be distributed from the cash in the Revenue Account to SECI pursuant to Sections 4.3 and 4.13 of the Amended and Restated Partnership Agreement on each of the three Distribution Dates immediately after the end of such Measurement Period and Net Cash from Sales or Refinancing to be distributed to SECI pursuant to Section 4.6(b) of the Amended and Restated Partnership Agreement for the period commencing with the end of such Measurement Period and ending with the third Distribution Date occurring immediately after the end of such Measurement Period, in each case that corresponds to the percentage set forth opposite each such value (as such values may be adjusted in connection with an adjustment to the Capped Term Allocation Percentage pursuant to Section 3.4 of the Amended and Restated Partnership Agreement) below shall not be distributed to SECI but shall instead be transferred to and retained in the SECI Reserve Account and applied as provided in Section 4.14:

                       SECI Ratio                           Percentage Retained
                       ----------                           -------------------

                       1.70 to 1.00                                  30%
                       1.55 to 1.00                                 100%;

               provided, that, if the SECI Term Lender shall have notified the Security Agent that a SECI Default or SECI Event of Default has occurred and is continuing, notwithstanding the provisions of clause (ix) above and the foregoing provisions of this clause
               (x), all amounts otherwise required to be distributed to SECI pursuant to this Section 4.2(d) shall be transferred instead to the SECI Term Lender.

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                                                                              26

         (e) The amount of Distributable Cash to be distributed from the cash in the Revenue Account to the Tomen Limited Partners pursuant to Sections 4.3,
    4.4 and 4.5 of the Amended and Restated Partnership Agreement on each Distribution Date which does not occur on the last Business Day in a Quarterly Period shall be transferred to and retained in the Tomen Distribution Account and applied as provided in Section 4.21.

         SECTION 4.3 Senior Debt Service Account; Swap Counterparty Account. (a) On each Installment Payment Date or any other date on which any interest on or principal of the outstanding Term Loans becomes due and payable pursuant to the Loan Agreement or the Notes, first, the Security Agent shall distribute to the Agent for payment of such principal or interest, from the cash available in the Senior Debt Service Account, an amount equal to (i) the amount of such interest and principal then due and payable minus (ii) the aggregate stated amount of all Senior Debt Service Letters of Credit for which the Security Agent has received notice from the Agent pursuant to Section 4.3(c) since the date of the next preceding Installment Payment Date, and second, the Agent shall make a drawing under the Senior Debt Service Letters of Credit in the aggregate amount available to be drawn thereunder. Any amounts drawn under the Senior Debt Service Letters of Credit shall be applied by the Agent to the payment of principal and interest on the Loans due and payable on such Installment Payment Date.

         (b) On each Installment Payment Date or any other date on which any interest or other amounts become due and payable to the Swap Counterparty pursuant to the Swap Agreement, the Security Agent shall distribute to the Swap Counterparty for payment of such interest or other amounts, from the cash available in the Swap Counterparty Account, an amount equal to the aggregate amount of such interest and other amounts then due and payable, as set forth in a certificate of the Swap Counterparty delivered to the Security Agent (with a copy to the Agent).

         (c)(i) On any Monthly Transfer Date that is not an Installment Payment Date, provided that on such date no Event of Default has occurred and is continuing, the GE Capital Limited Partner may cause the Senior Debt Service Letter of Credit Issuer to issue a Senior Debt Service Letter of Credit in favor of the Agent in a stated amount equal to all or a portion of the amount that, pursuant to the provisions of Sections 4.2(a) and (b), is required to be transferred to the Senior Debt Service Account on such Monthly Transfer Date, and expiring not earlier than the tenth Business Day following the next Installment Payment Date. Any reimbursement obligations of the account party in respect of a Senior Debt Service Letter of Credit shall not be secured by the assets of any of the Partnership, SECI, North Country, SECI

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                                                                              27

Holdings, FSPC or the Operator or the interest of any other person in such person.

         (ii) Upon receipt of a Senior Debt Service Letter of Credit meeting the requirements of paragraph (i) above, the Agent shall notify the Security Agent of the issuance thereof and the stated amount thereof.

         SECTION 4.4 Completion Account. The Security Agent shall pay Certified Construction Costs described in the Completion Budget on account of which amounts have been deposited in the Completion Account out of cash available in the Completion Account as such Certified Construction Costs become due and payable in the amounts and as set forth in Item 8 of the Project Certificate. Upon receipt of a certificate from the Independent Engineer, countersigned by a Responsible Officer of the Agent and the GE Capital Limited Partner, stating that the Project is complete and all items described in the Completion Budget have been completed in accordance with the Construction Contract, the Security Agent shall distribute all remaining amounts in the Completion Account directly to SECI in partial payment of the Success Fee.

         SECTION 4.5 Intentionally Omitted.

         SECTION 4.6 Insurance and Condemnation Proceeds Account. (a) The Insurance and Condemnation Proceeds Deposits shall be accumulated in the Insurance and Condemnation Proceeds Account and held therein until paid to or upon the order of the Partnership as provided in paragraph (b) of this Section 4.6, or returned to the Partnership as provided in Section 9.2.

         (b)(i) If the amount of Insurance and Condemnation Proceeds Deposits of the Partnership is less than $250,000, such amount shall be paid over to or upon the order of the Partnership, as the case may be, to reimburse it for, or to pay, the cost of repairing, rebuilding or otherwise replacing the damaged or destroyed or lost or condemned property in respect of which such moneys were received, upon the receipt by the Security Agent of: a certificate of a Responsible Officer of the Managing General Partner, countersigned by the Agent,
(A) containing the plans and specifications setting forth in reasonable detail the work done or proposed to be done and materials purchased or to be purchased by way of the renewal, repair, rebuilding or other replacement of the damaged or destroyed or lost or condemned property and (B) stating the specific amount requested to be paid over to or upon the order of the Partnership, as the case may be, or that such amount is requested to reimburse the Partnership for, or to pay, costs actually incurred to repair, rebuild or replace property and that such amount, together with amounts remaining in the Insurance and Condemnation Proceeds Account for such purpose and other funds of the Partnership available for such purpose, are sufficient to pay in full the costs of such

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                                                                              28

renewal, repair, rebuilding or other replacement. The Agent shall countersign such certificate if (w) no Default or Event of Default has occurred and is continuing, (x) the Agent shall have received an opinion of counsel, satisfactory in every regard to the Agent, stating that all Governmental Approvals required in connection with the work done or proposed to be done have been obtained and (y) the Agent shall have received (I) evidence of any lien waivers requested to be obtained by the Agent, and (II) evidence, satisfactory to the Agent, that the Lien of the Collateral Security Documents is in full force and effect; or

         (ii) if the amount of Insurance and Condemnation Proceeds Deposits is more than $250,000, such amount shall be paid over to the Persons entitled thereto from time to time (as set forth in the certificate referred to below) to pay the cost of repairing, rebuilding or otherwise replacing the damaged or destroyed or lost or condemned property in respect of which such moneys were received, upon the receipt by the Security Agent of a certificate of a Responsible Officer of the Managing General Partner countersigned by the Agent,
(A) containing the plans and specifications setting forth in reasonable detail the work done or proposed to be done and the materials purchased or to be purchased by way of the renewal, repair, rebuilding or other replacement of the damaged or destroyed or lost or condemned property and (B) stating the specific amounts requested to be paid, the Persons to whom and the dates on which such amounts are to be paid, that such amounts will be used to pay costs actually incurred to repair, rebuild or replace property and that such amounts, together with amounts remaining in the Insurance and Condemnation Proceeds Account for such purpose and other funds of the Partnership available for such purpose, are sufficient to pay in full the costs of such renewal, repair, rebuilding or other replacement. The Agent shall countersign such certificate if (w) no Default or Event of Default has occurred and is continuing, (x) the Agent shall have received an opinion of counsel, satisfactory in every regard to the Agent, stating that all Governmental Approvals required in connection with the work done or proposed to be done have been obtained, (y) in the reasonable opinion of the Agent, the matters referred to in such certificate can be accomplished in the manner provided for in such certificate and (z) the Agent shall have received (I) evidence of any lien waivers requested to be obtained by the Agent, and (II) evidence, satisfactory to the Agent, that the Lien of the Collateral Security Documents is in full force and effect; or

         (iii) if the Agent has determined that the conditions described in clauses (i) or (ii), as applicable, of this Section 4.6(b) have not been satisfied, such proceeds shall be applied by the Security Agent upon the written direction of the Agent to the payment of Obligations or to the Partnership to reimburse it for, or to pay, the cost of repairing, rebuilding or otherwise replacing the damaged or destroyed or lost or condemned


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

                                                                              29

property in respect of which such moneys were received as the Agent shall elect; and

         (iv) in the event that any amounts remain in the Insurance and Condemnation Proceeds Account after application thereof in accordance with this
Section 4.6(b), the Security Agent shall pay such amounts to the Agent for application in accordance with the other Loan Documents.

         (c) If the Agent shall at any time notify the Security Agent that an Event of Loss has occurred, the Security Agent shall withdraw the Insurance and Condemnation Proceeds Deposits from the Insurance and Condemnation Proceeds Account and deliver the same to the Agent to be applied to the payment of the obligations of the Borrowers under the Loan Agreement in accordance with the provisions of the Loan Agreement and the Collateral Security Documents.

         SECTION 4.7 Major Maintenance Reserve Account; Project Expense Accrual Account; Current Account. (a) The Security Agent shall, from and to the extent of the cash available in the Major Maintenance Reserve Account, pay the Major Maintenance costs identified in Item 6 of the Project Certificate delivered to the Security Agent pursuant to Section 4.1, directly to the Persons designated in such certificate.

         (b) The Security Agent shall, from and to the extent of cash available in the Project Expense Accrual Account, pay Project Expenses identified in Item 7 of the Project Certificate delivered to the Security Agent pursuant to Section
4.1 and for which the Partnership has previously deposited reserves in the Project Expense Accrual Account, directly to the Persons designated in such certificate.

         (c) The Security Agent shall, from and to the extent of cash available in the Current Account, pay Project Expenses identified in Item 2 of the Project Certificate delivered in connection with the making of the deposit in the Current Account on the most recent Monthly Transfer Date, directly to the Persons designated in such certificate.

         SECTION 4.8 Release of Excess Amounts in Major Maintenance Reserve Account. If on a Monthly Transfer Date the amount on deposit in the Major Maintenance Reserve Account is in excess of the Major Maintenance Required Balance, the Security Agent shall transfer such excess to the Revenue Account.

         SECTION 4.9 Base Reserve Debt Account; Base Reserve Equity Account. (a) To the extent that the cash available in the Revenue Account, the Senior Debt Service Account and the Swap Counterparty Account, and under the Senior Debt Service Letters of Credit, is insufficient to make any payments described in
Section 4.1(a)(vi), (vii), (viii) or (ix) or Section 4.2(a) or

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                                                                              30

4.2(b) (the amount of any such shortfall being herein called the "Senior Debt Service Deficiency Amount"), first, upon written direction from the Agent, the Security Agent shall distribute to the Agent, from the cash available in the Base Reserve Debt Account, an amount equal to the Senior Debt Service Deficiency Amount, as set forth in a certificate of the Agent delivered to the Security Agent, second, the Agent shall make a drawing under the Base Reserve Letter of Credit in an amount equal to the lesser of (x) the amount available to be drawn thereunder and (y) the excess of the Senior Debt Service Deficiency Amount over the aggregate amount set forth in clause first of this paragraph, third, the Agent shall make a drawing under the Senior Debt Service Reserve "B" Letter of Credit (or, if necessary, upon written direction from the Agent, the Security Agent shall make a distribution to the Agent from the Senior Debt Service Reserve Account) in an amount equal to the lesser of (x) the amount available to be drawn thereunder (or the cash available in the Senior Debt Service Reserve Account, as the case may be) and (y) the excess of the Senior Debt Service Deficiency Amount over the sum of the amounts set forth in clauses first and second of this paragraph, and fourth, the Agent shall make a drawing under the Senior Debt Service Reserve "A" Letter of Credit (or, if necessary, upon written direction from the Agent, the Security Agent shall make a distribution to the Agent from the Senior Debt Service Reserve Account) in an amount equal to the lesser of (x) the amount available to be drawn thereunder (or the cash available in the Senior Debt Service Reserve Account, as the case may be) and (y) the excess of the Senior Debt Service Deficiency Amount over the sum of the amounts set forth in clauses first, second and third of this paragraph. Any of the foregoing amounts withdrawn from the Base Reserve Debt Account or the Senior Debt Service Reserve Account, or drawn under the Base Reserve Letter of Credit or the Senior Debt Service Reserve Letters of Credit, shall be applied by the Agent to the payment of the Senior Debt Service Deficiency Amount in the order of priority set forth in Sections 4.1(a)(vi), (vii), (viii) and (ix), 4.2(a) and 4.2(b).


         (b) Subject to Section 4.9(a), if after giving effect to all transfers required to be made pursuant to Sections 4.1(a) and 4.2(a), (b), (c) and (d)(i),
(ii), (iii) and (iv), (i) on the last Distribution Date of any Quarterly Period the amount of Distributable Cash on such Distribution Date is insufficient to make the scheduled Level 1 Distribution distributable to the Partners on such Distribution Date and any shortfall in the Level 1 Distribution distributable to the Partners on any prior Distribution Date (the aggregate amount of any such shortfall being herein called the "Level 1 Deficiency Amount") and (ii) no Default or Event of Default shall have occurred and be continuing, all as certified in writing to the Security Agent and the Agent by the Managing General Partner, first, the Security Agent shall promptly transfer from the Base Reserve Debt Account to the Base Reserve Equity Account, from the cash available in such Account, an amount equal to the Level 1 Deficiency Amount,

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                                                                              31

as notified to the Security Agent and the Agent by the GE Capital Limited Partner, and second, the Agent shall make a drawing under the Base Reserve Letter of Credit in an amount equal to the lesser of (x) the amount available to be drawn thereunder and (y) the excess of the Level 1 Deficiency Amount over the amount transferred to the Base Reserve Equity Account pursuant to clause first above. Any such amount drawn under the Base Reserve Letter of Credit shall be deposited in the Base Reserve Equity Account. Upon receipt by the Security Agent of a notice from the Agent stating that a Senior Debt Service Reserve "B" Letter of Credit has been issued and delivered to the Agent in a stated amount equal to at least the sum of the amount transferred to the Base Reserve Equity Account pursuant to clause first above and the amount drawn under the Base Reserve Letter of Credit pursuant to clause second above, the Security Agent shall promptly withdraw from the Base Reserve Equity Account an amount equal to such stated amount and distribute such amount to the Partners for payment of the amounts described in this paragraph. The Agent agrees to provide the foregoing notice to the Security Agent promptly after receipt by the Agent of a Senior Debt Service Reserve "B" Letter of Credit in the stated amount specified above.

         (c) If on any Distribution Date, (i) the sum of (x) the amounts on deposit in the Base Reserve Debt Account (so long as the Loan Agreement is in effect) and the Base Reserve Equity Account plus (y) the aggregate undrawn amount of the Base Reserve Letters of Credit, if any, exceed the Base Reserve Amount following any application thereof pursuant to Sections 4.9(a) and (b), and (ii) no Default or Event of Default or Special Event shall have occurred and be continuing, all as certified in writing by the Managing General Partner and confirmed in writing by the Agent and the GE Capital Limited Partner, the Security Agent shall promptly withdraw the amount of such excess of the Base Reserve Amount and transfer such amount to the Partners entitled thereto.

         (d) So long as no Event of Default or Special Event shall have occurred and be continuing, the Partnership or the Managing General Partner shall have the option, at any time, to cause a Base Reserve Letter of Credit to be issued by the Base Reserve Letter of Credit Issuer in a stated amount equal to the cash otherwise required to be deposited in the Base Reserve Debt Account pursuant to
Section 4.2(d)(v), or equal to the amount then on deposit in the Base Reserve Debt Account. Upon notice from the Agent and the GE Capital Limited Partner to the Security Agent stating that a Base Reserve Letter of Credit has been issued and delivered to the Agent, for the benefit of the Secured Parties and the GE Capital Limited Partner, in a stated amount not less than the amount referred to above in this Section 4.9(d) and expiring not earlier than one year after the issuance thereof, and setting forth the application (in accordance with Section 4.2) of the amounts then required to be deposited, or

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                                                                              32

amounts then on deposit, in the Base Reserve Debt Account, the Security Agent shall withdraw from the Base Reserve Debt Account an amount equal to the stated amount of such Base Reserve Letter of Credit and distribute such amount to the Other Partners entitled thereto in accordance with such notice. Such letter of credit shall provide that the Agent may make a drawing thereunder upon the occurrence and during the continuance of an Event of Default, whereupon the proceeds of such drawing shall be applied by the Agent to the payment of the obligations of the Borrowers under the Loan Agreement and the other Loan Documents (other than the Partnership Agreement and the Capital Contribution Agreement) in accordance with the provisions of the Loan Agreement and the other Loan Documents.

         (e) At any time after a drawing has been made under a Senior Debt Service Letter of Credit, the GE Capital Limited Partner may notify the Agent and the Senior Debt Service Letter of Credit Issuer in writing that it would like to arrange for the cancellation of such Senior Debt Service Letter of Credit. Upon receipt of such request, the Agent agrees to deliver a Cancellation Certificate in the form of Annex C to such Senior Debt Service Letter of Credit to the Senior Debt Service Letter of Credit Issuer and to notify the Security Agent of such cancellation.

         SECTION 4.10 Retention Account. (a) If (i) amounts shall be on deposit in the Retention Account and (ii) the event or events specified in any of Sections 13.1(b), (c), (d), (f), (m) or (t) of the Amended and Restated Partnership Agreement that, but for the provisos to any of such Sections (or in the case of Section 13.1(t), but for the lapse of the 30 or 180 day periods referred to in clause (ii) of such Section), would cause a Special Event to occur and be continuing, shall be cured, as certified in writing by the Managing General Partner and confirmed in writing by the GE Capital Limited Partner, the Security Agent shall promptly withdraw the amounts on deposit in the Retention Account and distribute such amounts directly to the Other Partners entitled thereto as if the deposits into the Retention Account had not occurred.

         (b) If the Security Agent shall have received written notice from the GE Capital Limited Partner that a Special Event has occurred and is continuing, the Security Agent shall promptly withdraw the amounts on deposit in the Retention Account and distribute such amounts to the GE Capital Limited Partner as provided in Section 13.2(c) of the Amended and Restated Partnership Agreement.

         SECTION 4.11 Senior Debt Service Coverage Account; Distribution Reserve Account. (a)(i) If the Security Agent shall have received written notice from the Agent that, as of the end of any six consecutive Measurement Periods, the Debt Service Coverage Ratio is less than the value specified in Section

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                                                                              33

4.2(d)(iv) for each of such six consecutive Measurement Periods, the Security Agent shall promptly withdraw amounts on deposit in the Senior Debt Service Coverage Account and deliver the same to the Agent to be applied by the Agent to the payment of the obligations of the Partnership under, and in accordance with,
Section 4.2(a)(ii) of the Loan Agreement.

         (ii) If, as of the end of any six consecutive Measurement Periods, (x) the Debt Service Coverage Ratio shall be equal to or greater than the value specified in Section 4.2(d)(iv) for each of such six consecutive Measurement Periods, as certified in writing by the Managing General Partner and confirmed in writing by the Agent, but (y) the Ratio for any Quarterly Period during which Distributable Cash was required to be deposited or maintained in the Senior Debt Service Coverage Account shall not be equal to or greater than the value specified in Section 4.2(d)(vi), as certified in writing by the Managing General Partner and confirmed in writing by the GE Capital Limited Partner, the Security Agent shall promptly withdraw amounts on deposit in the Senior Debt Service Coverage Account, including without limitation all interest and other income from the funds on deposit therein, and (1) (I) distribute directly to the GE Capital Limited Partner such amounts as the GE Capital Limited Partner would have been entitled to had the deposits into the Senior Debt Service Coverage Account not occurred, as certified in writing by the Managing General Partner and confirmed in writing by the GE Capital Limited Partner and (II) distribute directly to the Other Partners such amounts as the Other Partners would have been entitled to pursuant to Section 4.3(a) of the Amended and Restated Partnership Agreement had the deposits into the Senior Debt Service Coverage Account not occurred and (2) transfer the remaining balance in the Senior Debt Service Coverage Account directly to the Distribution Reserve Account.

         (iii) If, as of the end of any six consecutive Measurement Periods, the Debt Service Coverage Ratio shall be equal to or greater than the value specified in Section 4.2(d)(iv) for each of such six consecutive Measurement Periods and the Ratio for each Quarterly Period occurring during such three consecutive Measurement Periods shall be equal to or greater than the value specified in Section 4.2(d)(vi), all as certified in writing by the Managing General Partner and confirmed in writing by the Agent and the GE Capital Limited Partner, the Security Agent shall promptly withdraw amounts on deposit in the Senior Debt Service Coverage Account, including without limitation all interest and other income from the funds on deposit therein, and distribute such amounts directly to the Partners entitled thereto, as certified in writing by the Managing General Partner and confirmed in writing by the GE Capital Limited Partner, as if the deposits into the Senior Debt Service Coverage Account had not occurred.

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         (b) (i) If the Security Agent shall have received written notice from the GE Capital Limited Partner that as of the end of any three consecutive Quarterly Periods, the Ratio is less than the value specified in Section 4.2(d)(vi) for each of such Quarterly Periods, the Security Agent shall promptly withdraw amounts on deposit in the Distribution Reserve Account and deliver the same to the GE Capital Limited Partner which, in the case of such amounts as would have otherwise been distributed to the Other Partners, will be treated as an early distribution of the Level 1 Distributions to the extent required for the GE Capital Limited Partner to achieve the Base Term Return.

         (ii) If, as of the end of any three consecutive Quarterly Periods, the Ratio shall be equal to or greater than the value specified in Section 4.2(d)(vi) for each of such three consecutive Quarterly Periods, all as certified in writing by the Managing General Partner and confirmed in writing by the GE Capital Limited Partner, the Security Agent shall promptly withdraw amounts on deposit in the Distribution Reserve Account, including without limitation all interest and other income from the funds on deposit therein, and distribute such amounts directly to the Other Partners entitled thereto, as certified in writing by the Managing General Partner and confirmed in writing by the GE Capital Limited Partner, as if the deposits into the Distribution Reserve Account had not occurred.

         SECTION 4.12 Project Letters of Credit Reserve Account. (a) Upon receipt of a certificate signed by the Letter of Credit Issuer, and countersigned by a Responsible Officer of the Agent, stating that a draw has been made under a Project Letter of Credit and that the amount of such drawing has not been paid to the Agent or the Letter of Credit Issuer and specifying the amount which has not been so reimbursed, the Security Agent shall pay to the Letter of Credit Issuer, from the amounts on deposit in the Project Letters of Credit Reserve Account, an amount equal to the amount specified in such certificate.

         (b) All amounts remaining in the Project Letters of Credit Reserve Account after the payment of items contemplated in Section 4.12(a) and the cancellation of the Project Letters of Credit shall be distributed to the Other Partners entitled thereto, as certified in writing by the Managing General Partner and confirmed in writing by the Agent and the Letter of Credit Issuer, as if deposits into the Project Letters of Credit Reserve Account had not occurred.

         SECTION 4.13 SECI Debt Service Account. (a) On each SECI Interest Payment Date and SECI Installment Payment Date or any other date on which any interest on or principal of the outstanding SECI Term Loans becomes due and payable pursuant to the SECI Term Loan Agreement or the SECI Term Note, the Security Agent shall distribute to the SECI Term Lender for payment of such principal or interest, from the cash available in the SECI

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

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Debt Service Account, an amount equal to the amount of such interest and principal then due and payable, as set forth in a certificate of the SECI Term Lender delivered to the Security Agent.

         (b) On each date on which any prepayment of the outstanding SECI Term Loans becomes due and payable pursuant to the SECI Term Loan Agreement or the SECI Term Note, the Security Agent shall distribute to the SECI Term Lender, from the cash available in the SECI Debt Service Account, after payments pursuant to (a) above, an amount equal to such prepayment then due and payable, as set forth in a certificate of the SECI Term Lender delivered to the Security Agent.

         SECTION 4.14 SECI Reserve Account. (a) If the Security Agent shall receive written notice from the SECI Term Lender that, as of the end of any three consecutive Measurement Periods, the SECI Ratio is less than the value specified in Section 4.2(d) (x) for each of such Measurement Periods, the Security Agent shall promptly withdraw amounts on deposit in the SECI Reserve Account and deliver the same to the SECI Term Lender to be applied by the SECI Term Lender to the payment of the obligations of SECI under, and in accordance with, the provisions of the SECI Term Loan Agreement.

         (b) Upon request of SECI, (i) if, as of the end of any three consecutive Measurement Periods, the SECI Ratio shall be equal to or greater than the value specified in Section 4.2(d) (x) for each of such Measurement Periods, and (ii) no SECI Default or SECI Event of Default shall have occurred and be continuing, all as certified in writing by SECI and confirmed in writing by the SECI Term Lender, the Security Agent shall promptly withdraw amounts on deposit in the SECI Reserve Account, including without limitation all interest and other income from the funds on deposit therein, and deliver the same to SECI.

         SECTION 4.15 Steam Reserve Account. (a) (i) If the Security Agent shall have received written notice from the Agent that a Steam Host Event has ceased to exist either as a result of (x) the substitute facility described in the Alternative Steam Plan commencing commercial operation or (y) the Required Lenders and the GE Capital Limited Partner determining, in their reasonable judgment, that the Alternative Steam Plan can be implemented substantially on the terms and the timetable described therein, the Security Agent, subject to the provisions of Sections 4.15(b) and 4.15(a) (ii), shall promptly withdraw amounts on deposit in the Steam Reserve Account, including without limitation all interest and other income from the funds on deposit therein, and transfer such amounts to the Revenue Account.


         (ii) If the Security Agent shall have received written notice from the Agent that the amount on deposit in the Steam

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Reserve Account is equal to or greater than the amount then required to complete the Alternative Steam Plan and required to be funded from amounts on deposit in the Steam Reserve Account as set forth in clause (vii) of the definition of Alternative Steam Plan in Appendix A (such required amount, the "Required Alternative Steam Plan Amount"), the Security Agent, subject to the provisions of Section 4.15(b), shall promptly withdraw all amounts on deposit in the Steam Reserve Account in excess of the Required Alternative Steam Plan Amount and transfer such excess amounts to the Revenue Account.

         (iii) The Security Agent may rely on a certificate of the Managing General Partner, confirmed in writing by the GE Capital Limited Partner, as to the amounts to be transferred to the Revenue Account from the Steam Reserve Account pursuant to paragraphs (i) and (ii) of this Section 4.15(a). The Agent shall give any notice specified in paragraph (i) or (ii) of this Section 4.15(a) promptly after receiving evidence satisfactory to the Agent that the conditions specified in clause (x) or (y) of paragraph (i) of this Section 4.15(a) or the conditions specified in paragraph (ii) of this Section 4.15(a), as the case may be, have been satisfied.

         (b) If the Security Agent shall have received written notice from the Managing General Partner, confirmed in writing by the Agent and the GE Capital Limited Partner, that all or a portion of the cash available in the Steam Reserve Account is to be applied towards the development, construction and completion of a substitute facility in compliance with the Alternative Steam Plan, first, the Security Agent shall promptly withdraw, from the cash available in the Steam Reserve Account, such amounts as shall be specified in such written notice and second, the Agent shall make a drawing on the Letter of Credit described in paragraph (c) below in an amount equal to the excess of the amount to be so applied over the amount set forth in clause first above, and, in each case, distribute such amount to the Persons specified in such written notice.

         (c) The GE Capital Limited Partner, with the consent of the General Partner, shall have the option, at any time, to request GE Capital to issue a letter of credit for the benefit of the Agent, for the account of a Person other than the Partnership and the reimbursement obligations in respect of which are not secured by the assets of any of the Partnership, SECI, North Country, SECI Holdings, FSPC or the Operator or the interest if any other person in such person, in form and substance reasonably satisfactory to the Required Lenders, in a stated amount equal to all or a portion of the cash then available in the Steam Reserve Account and, upon issuance of such letter of credit, as certified by the Agent to the Security Agent, the Security Agent shall distribute to the GE Capital Limited Partner, from the cash available in the Steam Reserve Account, an amount equal to the stated amount of such letter of credit. Such letter of credit

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shall expire no earlier than the date on which the Agent delivers the notice specified in Section 4.15(a), and shall provide that the Agent may make a drawing thereunder (i) if the notice specified in Section 4.15(a) is delivered by the Agent, whereupon the proceeds of such drawing shall be distributed to the Partners entitled thereto or (ii) if the development, construction and completion of the substitute facility described in the Alternative Steam Plan are to be financed in compliance with the Alternative Steam Plan with the amounts which were otherwise required to be deposited in the Steam Reserve Account, upon receipt by the Agent of the written notice of the Managing General Partner (confirmed in writing by the Agent and the GE Capital Limited Partner) specified in Section 4.15(b), whereupon the proceeds of such drawing shall be distributed to the Persons specified in such written notice or (iii) upon the occurrence and during the continuance of an Event of Default, whereupon the proceeds of such drawing shall be applied by the Agent to the payment of the obligations of the Borrowers under the Loan Agreement and the other Loan Documents (other than the Partnership Agreement and the Capital Contribution Agreement) in accordance with the provisions of the Loan Agreement and the other Loan Documents.

         SECTION 4.16 Events of Default, Tax Indemnity Events; SECI Events of Default and Special Events. (a) Upon notice to the Security Agent from the Agent that an Event of Default shall have occurred and be continuing, the Security Agent shall, at the written direction of the Agent, promptly withdraw amounts on deposit in the Accounts specified in such written direction (other than the Project Letters of Credit Reserve Account, the Distribution Reserve Account, the Retention Account, the Tomen Distribution Account, the SECI Reserve Account and the SECI Debt Service Account) and deliver the same to the Agent to be applied by the Agent to the payment of the obligations of the Borrowers under the Loan Agreement and the other Loan Documents (other than the Partnership Agreement and the Capital Contribution Agreement) in accordance with the provisions of the Loan Agreement and the other Loan Documents.

         (b) Subject to Section 4.16(a), and provided that the Agent shall not have notified the Security Agent in writing that a Default shall have occurred and be continuing, upon notice to the Security Agent from the GE Capital Limited Partner that a Tax Indemnity Event shall have occurred, the Security Agent shall, at the written direction of the GE Capital Limited Partner, pay over to the GE Capital Limited Partner all amounts otherwise distributable to SECI under
Section 4.2(d) (but subject to the provisions of Sections 4.2(d) (i) through (ix)) until the GE Capital Limited Partner shall notify the Security Agent that the Tax Indemnity Amount equals zero. When the Tax Indemnity Amount equals zero, the GE Capital Limited Partner agrees promptly to give notice to such effect to the Security Agent.

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         (c) Upon notice to the Security Agent from the SECI Term Lender that a
SECI Event of Default shall have occurred and be continuing, the Security Agent shall, at the written direction of the SECI Term Lender, promptly withdraw amounts on deposit in the SECI Reserve Account and the SECI Debt Service Account and deliver the same to the SECI Term Lender to be applied by the SECI Term Lender to the payment of the obligations of SECI under the SECI Term Loan Agreement and the other SECI Loan Documents in accordance with the provisions of the SECI Term Loan Agreement and the other SECI Loan Documents.

         (d) Subject to Section 4.16(a), and provided that the Agent shall not have notified the Security Agent in writing that a Default shall have occurred and be continuing, upon notice to the Security Agent from the GE Capital Limited Partner that a Special Event has occurred and is continuing, the Security Agent shall, at the written direction of the GE Capital Limited Partner, pay over to the GE Capital Limited Partner and the Other Partners such amounts as are otherwise required to be distributed to the Partners pursuant to Section 4.2(d) (but subject to the provisions of Sections 4.2(d) (i) through (ix)) in the amounts required to be distributed to the Partners pursuant to Section 4.7 of the Amended and Restated Partnership Agreement until the GE Capital Limited Partner shall notify the Security Agent that the GE Capital Limited Partner shall have received such amounts as are distributable to the GE Capital Limited Partner pursuant to Section 4.7 of the Amended and Restated Partnership Agreement or that no Special Event shall be continuing. When the conditions specified in the foregoing sentence have been satisfied, the GE Capital Limited Partner agrees promptly to give notice to such effect to the Security Agent.

         (e) Upon notice to the Security Agent from the Letter of Credit Issuer that an Event of Default has occurred and is continuing, the Security Agent shall, at the written direction of the Letter of Credit Issuer, promptly withdraw amounts on deposit in the Project Letters of Credit Reserve Account and deliver the same to the Letter of Credit Issuer to be applied by the Letter of Credit Issuer to the payment of the obligations of the Partnership in respect of the Project Letters of Credit in accordance with the provisions of the Loan Agreement.

         SECTION 4.17 Events of Default; Special Events. (a) Notwithstanding any other provision of this Agreement which requires the Security Agent to follow the written instructions of any other party hereto with respect to deposits into, transfers to or withdrawals from, any of the Accounts (other than the Project Letters of Credit Reserve Account, the Distribution Reserve Account, the Retention Account, the Tomen Distribution Account, the SECI Reserve Account and the SECI Debt Service Account), upon receipt by the Security Agent of written notice from the Agent stating that an Event of Default has occurred and is continuing, the Security Agent shall thereafter distribute

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cash from the Accounts (other than the Project Letters of Credit Reserve
Account, the Distribution Reserve Account, the Retention Account, the Tomen Distribution Account, the SECI Reserve Account and the SECI Debt Service Account) in accordance with the other provisions hereof only upon the express written instructions of the Agent (which instructions shall comply with the terms of this Agreement and may provide that such amounts be applied to the payment of the Obligations or that the Security Agent continue to follow the instructions of the Managing General Partner) until notified in writing by the Agent that such Event of Default has been waived by the Agent or cured. The Agent shall give such notice of waiver or cure promptly after the granting of such waiver or receiving evidence satisfactory to the Agent that such Event of Default has been cured.

         (b) Subject to Sections 4.16(a) and 4.17(a), but notwithstanding any other provision of this Agreement which requires the Security Agent to follow the written instructions of any other party hereto with respect to deposits into, transfers to or withdrawals from, any of the Accounts (other than the Project Letters of Credit Reserve Account, the Tomen Distribution Account, the SECI Reserve Account and the SECI Debt Service Account), upon receipt by the Security Agent of written notice from the GE Capital Limited Partner stating that a Special Event has occurred and is continuing, the Security Agent shall thereafter distribute cash from the Accounts (other than the Project Letters of Credit Reserve Account, the Tomen Distribution Account, the SECI Reserve Account and the SECI Debt Service Account) in accordance with the other provisions hereof only upon the express written instructions of the GE Capital Limited Partner (which instructions shall comply with the terms of this Agreement and may provide that the Security Agent continue to follow the instructions of the Managing General Partner) until notified in writing by the GE Capital Limited Partner that such Special Event has been waived by the GE Capital Limited Partner or cured. The GE Capital Limited Partner shall give such notice of waiver or cure promptly after the granting of such waiver or receiving evidence satisfactory to the GE Capital Limited Partner that such Special Event has been cured.

         (c) Notwithstanding any other provision of this Agreement which requires the Security Agent to follow the written instructions of any other party hereto with respect to deposits into, transfers to or withdrawals from the SECI Reserve Account or the SECI Debt Service Account, upon receipt by the Security Agent of written notice from the SECI Term Lender stating that a SECI Event of Default has occurred and is continuing, the Security Agent shall thereafter distribute cash from the SECI Reserve Account and the SECI Debt Service Account in accordance with the other provisions hereof only upon the express written instructions of the SECI Term Lender (which instructions shall comply with the terms of this Agreement and may provide that such amounts be applied to the payment of the SECI Obligations or that

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the Security Agent continue to follow the instructions of the Managing General
Partner) until notified in writing by the SECI Term Lender that such SECI Event of Default has been waived by the SECI Term Lender or cured. The SECI Term Lender shall give such notice of waiver or cure promptly after the granting of such waiver or receiving evidence satisfactory to the SECI Term Lender that such SECI Event of Default has been cured.

         (d) Notwithstanding any other provision of this Agreement which requires the Security Agent to follow the written instructions of any other party hereto with respect to deposits into, transfers to or withdrawals from the Project Letters of Credit Reserve Account, upon receipt by the Security Agent of written notice from the Letter of Credit Issuer stating that an Event of Default has occurred and is continuing, the Security Agent shall thereafter distribute cash from the Project Letters of Credit Reserve Account in accordance with the other provisions hereof only upon the express written instructions of the Letter of Credit Issuer (which instructions shall comply with the terms of this Agreement and may provide that such amounts be applied to the payment of the Obligations in respect of the Project Letters of Credit or that the Security Agent continue to follow the instructions of the Managing General Partner) until notified in writing by the Letter of Credit Issuer that such Event of Default has been waived by the Letter of Credit Issuer or cured. The Letter of Credit Issuer shall give such notice of waiver or cure promptly after the granting of such waiver or receiving evidence satisfactory to the Letter of Credit Issuer that such Event of Default has been cured.

         (e) So long as the obligations of the Borrowers under the Loan Agreement and the other Loan Documents shall remain outstanding, if the Security Agent shall receive inconsistent instructions from the Agent, the GE Capital Limited Partner, the Letter of Credit Issuer and the SECI Term Lender, the Security Agent shall rely on the instructions of the Agent.

         SECTION 4.18 Certain Payments. Notwithstanding anything to the contrary contained herein, in the event that on any Monthly Transfer Date or Distribution Date there are insufficient funds on deposit in any Account to pay principal, interest, reimbursement obligations, fees, distributions and/or other amounts due and payable from such Account on such Monthly Transfer Date or Distribution Date to the Agent, the Lenders, the Letter of Credit Issuer, the Swap Counterparty and/or the Security Agent pursuant to any of the Loan Documents, and thereafter funds are deposited into the Revenue Account, the Security Agent shall distribute such funds to the Agent for the payment of such principal, interest, reimbursement obligations, fees or other amounts, such payments to be made in the same order of priority as they would have been made had such funds been on deposit in the applicable Account on such Monthly Transfer Date or Distribution Date.

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         SECTION 4.19 Wind-up Account. (a) Subject to the provisions of Section
4.17, but notwithstanding any other provision of this Agreement, upon receipt of notice from the Managing General Partner and the GE Capital Limited Partner that the Partnership shall be dissolved in accordance with the terms of the Amended and Restated Partnership Agreement, the Security Agent shall transfer to the Wind-up Account all amounts in all the Accounts (other than the Tomen Distribution Account, the SECI Debt Service Account and the SECI Reserve Account) and all amounts subsequently received by the Security Agent.

         (b) On any date specified in a certificate of a Responsible Officer of the Managing General Partner, countersigned by a Responsible Officer of the GE Capital Limited Partner (the "Wind-up Date") (which date shall not be earlier than five Business Days following the date of receipt by the Security Agent of the certificate of a Responsible Officer of the GE Capital Limited Partner specified in Section 4.19(a)), the Security Agent shall transfer, from and to the extent of cash available in the Wind-up Account, to the Partners such amounts, certified in such certificate, as are required to be distributed pursuant to Section 13.4(c) of the Amended and Restated Partnership Agreement.

         SECTION 4.20 Delivery of Officer's Certificates; Timing of Payments.
(a) Each of the certificates of a Responsible Officer required to be delivered hereunder shall be delivered not later than 1:00 p.m., New York City time, on the day on which the Security Agent is required to make transfers hereunder. Any certificate of a Responsible Officer delivered later than the time specified herein shall nevertheless be considered valid and shall be honored by the Security Agent on or as promptly after the date otherwise specified herein for payment as is practicable, subject to the availability of cash in the applicable Account.

         (b) Subject to (i) the timely receipt of a certificate of a Responsible Officer as prescribed in Section 4.20(a), (ii) the availability of cash in the applicable Account and (iii) other circumstances beyond the control of the Security Agent, the Security Agent shall make any payment hereunder required (except for transfers between Accounts) by means of wire transfer of immediately available funds, to the address of the payee set forth on Schedule I or, in the case of payments to be made pursuant to Section 4.1(a), to the address of the payee set forth in the Project Certificate, to be received prior to 3:00 p.m., New York City time, on the date specified herein for such payment, or by such other means of payment, to such other address or at such later time as shall be specified in the certificate of a Responsible Officer of such payee.

         (c) Each Partner shall deliver to each other Partner, simultaneously with the delivery thereof to the Security Agent, a

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true copy of each certificate of a Responsible Officer of such Partner delivered by such Partner pursuant to this Agreement.

         SECTION 4.21 Tomen Distribution Account. On each Distribution Date which occurs on the last Business Day of a Quarterly Period, the Security Agent, after making the transfer described in Section 5.1(e), shall promptly withdraw all amounts on deposit in the Tomen Distribution Account and transfer such amounts to the Tomen Limited Partners entitled thereto.

                                    ARTICLE V

                                   Investment

         SECTION 5.1 Investments. (a) Any cash held by the Security Agent in any Account (other than the Project Letters of Credit Reserve Account, the Distribution Reserve Account, the Retention Account, the Tomen Distribution Account, the SECI Reserve Account and the SECI Debt Service Account), shall be invested by the Security Agent from time to time as directed in writing by the Managing General Partner (or, if the Agent shall have notified the Security Agent that a Default or an Event of Default under the Loan Agreement has occurred and is continuing, by the Agent or, if no such notice shall have been received from the Agent and the GE Capital Limited Partner shall have notified the Security Agent that a Special Event has occurred and is continuing, by the substitute Managing General Partner appointed by the GE Capital Limited Partner) in Permitted Investments. Any income or gain realized as a result of any such investment shall be held as part of the applicable Account and reinvested as provided herein. The Security Agent shall have no liability for any loss resulting from any such investment or sale thereof other than any reason of its willful misconduct or negligence. Any such investment may be sold (without regard to maturity date) by the Security Agent whenever necessary to make any distribution required by this Agreement. The Security Agent will promptly notify the Agent and the Partnership of any loss resulting from such investment.

         (b) Any cash held by the Security Agent in the SECI Reserve Account and the SECI Debt Service Account shall be invested by the Security Agent from time to time as directed in writing by SECI (or, if the SECI Term Lender shall have notified the Security Agent that a SECI Default or a SECI Event of Default has occurred and is continuing, by the SECI Term Lender) in Permitted Investments. Any income or gain realized as a result of any such investment shall be held as part of the applicable Account and reinvested as provided herein. The Security Agent shall have no liability for any loss resulting from any such investment or sale thereof other than by reasons of its willful misconduct or negligence. Any such investment may be sold (without regard to maturity date) by the Security Agent whenever

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necessary to make any distribution required by this Agreement. The Security
Agent will promptly notify the SECI Term Lender and the SECI of any loss resulting from any such investment.

         (c) Any cash held by the Security Agent in the Distribution Reserve Account and the Retention Account shall be invested by the Managing General Partner (or, if the GE Capital Limited Partner shall have notified the Security Agent that a Special Event has occurred and is continuing, by the substitute Managing General Partner appointed by the GE Capital Limited Partner) in Permitted Investments. Any income or gain realized as a result of any such investment shall be held as part of the Distribution Reserve Account and the Retention Account and reinvested as provided herein. The Security Agent shall have no liability for any loss resulting from any such investment or sale thereof other than by reason of its willful misconduct or negligence. Any such investment may be sold (without regard to maturity date) by the Security Agent whenever necessary to make any distribution required by this Agreement. The Security Agent will promptly notify the GE Capital Limited Partner and the Partnership of any loss resulting from any such investment.

         (d) Any cash held by the Security Agent in the Project Letters of Credit Reserve Account shall be invested by the Security Agent from time to time as directed in writing by the Managing General Partner (or, if the Letter of Credit Issuer shall have notified the Security Agent that a Default or an Event of Default under the Loan Agreement has occurred and is continuing, by the Letter of Credit Issuer or, if not such notice shall have been received from the Letter of Credit Issuer and the GE Capital Limited Partner shall have notified the Security Agent that a Special Event has occurred and is continuing, by the substitute Managing General Partner appointed by the GE Capital Limited Partner) in Permitted Investments. Any income or gain realized as a result of any such investment shall be held as part of the applicable Account and reinvested as provided herein. The Security Agent shall have no liability for any loss resulting from any such investment or sale thereof other than by reason of its willful misconduct or negligence. Any such investment may be sold (without regard to maturity date) by the Security Agent whenever necessary to make any distribution required by this Agreement. The Security Agent will promptly notify the Letter of Credit Issuer and the Partnership of any loss resulting from any such investments.

         (e) Any cash held by the Security Agent in the Tomen Distribution Account shall be invested by the Security Agent from time to time as directed in writing by the Managing General Partner (or, if the Agent shall have notified the Security Agent that a Default or an Event of Default under the Loan Agreement has occurred and is continuing, by the Agent or, if no such notice shall have been received from the Agent and the GE Capital

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Limited Partner shall have notified the Security Agent that a Special Event has occurred and is continuing, by the substitute Managing General Partner appointed by the GE Capital Limited Partner) in Permitted Investment maturing not later than the date such case is to be distributed to the Tomen Limited Partners pursuant to Section 4.21. Any income or gain realized as a result of any such investment shall be held in such Account and be reinstated as provided herein, and on each Distribution Date which occurs on the last Business Day of a Quarterly Period, all amounts in such Account in excess of the sum of the transfers to such Account pursuant to Section 4.2(e) during such Quarterly Period shall be transferred to the Revenue Account. The Security Agent shall have no liability for any loss resulting from any such investment or sale thereof other than by reason of its willful misconduct or negligence. Except as may otherwise be directed by the Tomen Limited Partners pursuant to a written notice delivered to the Security Agent, any such investment may be sold (without regard to maturity date) by the Security Agent whenever necessary to make any distribution required under Section 4.21. The Security Agent will promptly notify the Agent, the Partnership and the Tomen Limited Partners of any loss resulting from any such investment.

                                   ARTICLE VI

                                 Security Agent

         SECTION 6.1 Rights, Duties, etc. (a) The acceptance by the Security Agent of its duties hereunder is subject to the following terms and conditions which the parties to this Agreement hereby agree shall govern and control with respect to its rights, duties, liabilities and immunities:

         (i) it shall act hereunder as an agent only and shall not be responsible or liable in any manner whatsoever for soliciting any funds or for the sufficiency, correctness, genuineness or validity of any funds, securities or other amounts deposited with or held by it;

         (ii) it shall be protected in acting or refraining from acting upon any written notice, certificate, instruction, request or other paper or document, as to the due execution thereof and the validity and effectiveness of the provisions thereof and the validity and effectiveness of the provisions thereof and as to the truth of any information therein contained, which the Security Agent in good faith believes to be genuine;

         (iii) it shall not be liable for any error of judgment or for any act done or step taken or omitted except in the case of its gross negligence, willful misconduct or bad faith;

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         (iv) it may consult with and obtain advice from counsel of its own choice in the event of any dispute or question as to the construction of any provision hereof or otherwise in connection with its duties as Security Agent hereunder, and any action taken or omitted by the Security Agent in reasonable reliance upon such opinion shall be full justification and protection to its;

         (v) it shall have no duties as Security Agent except those which are expressly set forth herein and in any modification or amendment hereof; provided, however, that no such modification or amendment hereof shall affect its duties unless it shall have given its prior written consent thereto;

         (vi) it may execute or perform any duties hereunder (other than the holding of the Accounts) either directly or through agents or attorneys;

         (vii) it may engage or be interested in any financial or other transactions with any party hereto and may act on, or as depositary, trustee or agent for, any committee or body of holders of obligations of such Persons as freely as if it were not Security Agent hereunder;

         (viii) it shall have no right of set-off against any Account;

         (ix) it hereby waives any and all Liens which may arise from time to time in its favor on any Account or any other amounts received by its pursuant to this Agreement; and

         (x) it shall not be obligated to take any action which in its reasonable judgment would involve it in expense or liability unless it has been furnished with an indemnity reasonable satisfactory to it.

         (b) No implied covenants or obligations shall be read into this Agreement. If in one or more instances the Security Agent takes any action or assumes any responsibility not specifically delegated to it hereunder, neither the taking of such action nor the assumption of such responsibility shall be deemed to be an express or implied undertaking on the part of the Security Agent that it will take the same or similar action or assume the same or similar responsibility in any other instance.

         (c) The Security Agent shall not be under any liability for interest on any funds received by its pursuant to any of the provisions of this Agreement.

         (d) The Security Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice,

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request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Agent; provided, however, that if the payment within a reasonable time to the Security Agent of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Security Agent, not reasonably assured to the Security Agent by the security afforded to it by the terms of this Agreement, the Security Agent may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Partnership or, if paid by the Security Agent, shall be repaid by the Partnership upon demand from the Partnership's own funds.

         SECTION 6.2 Resignation or Removal. (a) The Security Agent may at any time resign by giving notice to each other party to this Agreement, such resignation to be effective upon the appointment of a successor Security Agent as hereinafter provided.

         (b) The Agent may remove the Security Agent at any time by giving notice to each other party to this Agreement, such removal to be effective upon the appoint of a successor Security Agent as hereinafter provided.

         (c) In the event of any resignation or removal of the Security Agent, a successor Security Agent, which (i) shall be a bank or trust company organized under the laws of the United States of America or of the State of New York, having a capital and surplus of not less than $100,000,000, and shall in any event maintain an office in the State of New York where it will hold the Accounts, and (ii) shall be acceptable to the Agent, the SECI Term Lender and the GE Capital Limited Partner, shall be selected by the Partnership (or, if a Default or Event of Default shall have occurred and be continuing, by the Agent or the GE Capital Limited Partner) and appointed by the Agent on behalf of itself and the Secured Parties. If a successor Security Agent shall not have been appointed, or shall not have accepted its appointment, as Security Agent hereunder within 45 days after such notice of resignation of the Security Agent or such notice of removal of the Security Agent, the Security Agent, the Agent or the GE Capital Limited Partner may apply to any court of competent jurisdiction to appoint a successor Security Agent to act until such time, if any, as a successor Security Agent shall have accepted its appointment as above provided. Any successor Security Agent so appointed by such court shall immediately and without further act be superseded by any successor Security Agent appointed by the Agent on behalf of itself and the Secured Parties as above provided. Any such successor Security Agent shall deliver to each party to this Agreement a written instrument accepting such appointment hereunder and thereupon such successor Security Agent shall succeed to all the rights and

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duties of the Security Agent hereunder and shall be entitled to receive the
Account from the predecessor Security Agent.

                                   ARTICLE VII

                                 Determinations

         SECTION 7.1 Value. Cash and Permitted Investments on deposit from time to time in the Accounts shall be valued by the Security Agent as follows:

         (a) cash shall be valued at the face amount thereof; and

         (b) Permitted Investments shall be valued at the amount which the Security Agent would have received at such time if the Security Agent had liquidated such Permitted Investments (at then prevailing market prices).

         SECTION 7.2 Other Determinations. The Partnership, the Agent, GE Capital, the SECI Term Lender and the Security Agent may establish procedures not inconsistent with this Agreement pursuant to which the Security Agent may conclusively determine, for purposes of this Agreement, the amounts from time to time to be distributed or paid by the Security Agent from cash available in the Accounts.

                                  ARTICLE VIII

                          Representations and Warrants

         SECTION 8.1 Representations. Each Partner represents and warrants, for the benefit of each other Partner, the Agent, the Lenders, the Letter of Credit Issuer, the Swap Counterparty and the SECI Term Lender, that each certificate of a Responsible Officer delivered by such Partner in connection with this Agreement shall be true and correct in all material respects and that the amounts of money certified thereby shall be the proper amounts to be set forth in such certificates of a Responsible Officer.

         SECTION 8.2 Indemnification. (a) The Managing General Partner hereby undertakes to indemnify and hold harmless each Partner, the Agent, the Lenders, the Letter of Credit Issuer, the Swap Counterparty and the SECI Term Lender from and against any and all expenses imposed on, incurred by or asserted against such Person in any way relating to or arising out of any inaccuracy in any certificate of a Responsible Officer delivered by the Managing General Partner.

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         (b) The GE Capital Limited Partner hereby undertakes to indemnify and hold harmless the Partnership from and against any and all expenses imposed on, incurred by or asserted against the Partnership arising solely out of the issuance or use of the Senior Debt Service Letter of Credit or any draw or attempt to draw thereunder.


                                   ARTICLE IX

                                  Miscellaneous

         SECTION 9.1 Fees and Indemnification of Security Agent. The Partnership agrees to pay the reasonable fees of the Security Agent as compensation for its services under this Agreement. In addition, the Partnership assumes liability for, and agrees to indemnify, protect, save and keep harmless the Security Agent and its officers, employees, successors, assigns, agents and servants from and against, any and all claims, liabilities, obligations, losses, damages, penalties, costs and expenses that may be imposed on, incurred by, or asserted against, at any time, the Agent or its officers and employees and in any way relating to or arising out of the execution and delivery of this Agreement, the establishment of the Accounts, the acceptance of deposits, the purchase or sale of Permitted Investments, the retention of cash and Permitted Investments or the proceeds thereof and any payment, transfer or other application of cash or Permitted Investments by the Security Agent in accordance with the provisions of this Agreement, or as may arise by reason of any act, omission or error of the Security Agent made in good faith in the conduct of its duties; except that the Partnership shall not be required to indemnify, protect, save and keep harmless the Security Agent against (a) its own gross negligence, active or passive, or willful misconduct and (b) any claims which the Agent, GE Capital, the SECI Term Lender, the GE Capital Limited Partner or the Tomen Limited Partners (solely with respect to the Tomen Distribution Account) may have against the Security Agent as a result of a failure by the Security Agent to perform its obligations hereunder. The indemnities contained in this Section 9.1 shall survive the termination of this Agreement.

         SECTION 9.2 Termination. This Agreement shall terminates upon written notice by the Partnership, the Agent, the GE Capital Limited Partner, the Letter of Credit Issuer, the Swap Counterparty and the SECI Term Lender to the Security Agent; provided, that upon payment in full of the Obligations, as notified in writing by the Agent, the Letter of Credit Issuer and the Swap Counterparty to the Security Agent, the Accounts listed in numbers (8), (12), (16), (17), (18) and (19) of Section 2.2(a) shall be closed by the Security Agent and any remaining amounts, together with any interest thereon, on deposit in such Accounts, shall be transferred to the Revenue Account; provided, further,

                              Amended and Restated
                           Security Deposit Agreement
that if at the time of delivery of the notice referred to in the foregoing proviso, either the GE Capital Limited Partner or the SECI Term Lender shall have delivered a written notice to the Security Agent that a Special Event has occurred and is continuing or that a SECI Event of Default has occurred and is continuing, as the case may be, the Security Agent shall transfer such remaining amounts in accordance with Sections 4.16(d) and 4.16(c), respectively. Upon termination of this Agreement, except following a transfer pursuant to Section 4.19, the Security Agent shall transfer any remaining amounts, together with any interest thereon, on deposit in the Accounts to the party or parties specified in such notice. Any liability or obligation hereunder arising prior to the termination of this Agreement shall survive such termination.

         SECTION 9.3 Agreement Regarding Letters of Credit. The Agent, the Partnership and GE Capital intend that the Letters of Credit issued by GE Capital in favor of the Agent pursuant to this Agreement and the Loan Agreement shall constitute in all respects letters of credit as such term in commonly used in the commercial banking business, it being understood that the obligations of GE Capital under such Letters of Credit are independent of and shall not be affected by the occurrence of any Default or Event of Default, any choice of remedies under the Collateral Security Documents by the Agent, any invalidity, irregularity or unenforceability of or any modification to the terms of this Agreement, the Loan Agreement or the release or granting of any security interest by the Partnership in favor or the Agent, and that GE Capital, in its capacity as issuer of such Letters of Credit, hereby waives notice of any of the foregoing (except to the extent provided for or required by the terms of any draw certificate under such Letter of Credit) and waives any right to assert any counterclaim or set-off rights against any beneficiary of any such Letter of Credit in connection with its obligations under such Letters of Credit.

         SECTION 9.4 Severability. If any one or more of the covenants or agreements provided in this Agreement on the part of the parties hereto to be performed should be determined by a court of competent jurisdiction to be contrary to law, such covenant or agreement shall be deemed and construed to be severable from the remaining covenants and agreements herein contained and shall in no way affect the validity of the remaining provisions of this Agreement.

         SECTION 9.5 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         SECTION 9.6 Amendments. This Agreement may not be modified or amended without the prior written consent of each of the parties hereto, other than the Original Agent.

                              Amended and Restated
                           Security Deposit Agreement

         SECTION 9.7 Applicable Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.

         SECTION 9.8 Notices. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be in writing and shall become effective, if mailed, upon the earlier of (i) receipt by the addressee and (ii) five Business Days after being deposited in the United States mail, proper postage for first-class mail affixed thereto or, if delivered by hand or courier service or in the form of a telex, telecopy or telegram, when received and shall be directed to the address, telecopy or telex number of such Person designated pursuant to the Loan Agreement, the Swap Agreement, the SECI Term Loan Agreement or the Amended and Restated Partnership Agreement, as the case may be, or in the case of the Security Agent, to Two World Trade Center, 81st Floor, New York, New York 10048,
Attention: Trust Administration Department, telephone number, 212-898-2520, facsimile number, 212-321-2468, telex number, 425-777 FUJ TRUI, or to such other address, or telecopy number as may be specified from time to time by such Person or the Security Agent.

         SECTION 9.9 Limited Liability. There shall be full recourse to the Partnership and all of its assets for the liabilities of the Partnership under this Agreement and its other Obligations, but in no event shall any officer, shareholder, director, employee or holder of any equity interest in the Partnership or any Affiliate of any thereof, be personally liable or obligated for such liabilities and Obligations of the Partnership except as may be specifically provided in any other Basic Document to which such Person is a party. Nothing herein contained shall limit or be construed to limit the liabilities and obligations of any such Person in accordance with the terms of any other Basic Document creating such liabilities and obligations to which such Person is a party.

         SECTION 9.10 Benefit of Agreement. This Agreement shall inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns, and no other Person shall be entitled to any of the benefits of this Agreement.

                              Amended and Restated
                           Security Deposit Agreement

         IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                       SARANAC POWER PARTNERS, L.P.

                                       By: Saranac Energy Company, Inc.,
                                           its general partner


                                       By: /s/ Martin H. Young, Jr.
                                          --------------------------------------
                                          Title:  Senior Vice President

                                       SARANAC ENERGY COMPANY, INC.


                                       By: /s/ Martin H. Young, Jr.
                                          --------------------------------------
                                          Title:  Senior Vice President

                                       TPC SARANAC PARTNER ONE, INC.


                                       By: /s/ Keichi Matsuzuka
                                          --------------------------------------
                                          Title:  Chief Financial Officer

                                       TPC SARANAC PARTNER TWO, INC.


                                       By: /s/ Keichi Matsuzuka
                                          --------------------------------------
                                          Title:  Chief Financial Officer

                              Amended and Restated
                           Security Deposit Agreement

                                       CREDIT SUISSE, as Agent


                                       By: /s/ PP Hurd
                                          --------------------------------------
                                          Title: Associate

                                       By: /s/ PP Schultheiss
                                          --------------------------------------
                                          Title: Associate

                                       GENERAL ELECTRIC CAPITAL
                                         CORPORATION, as Original Agent,
                                       Letter of Credit Issuer, Swap
                                       Counterparty, SECI Term Lender and GE
                                       Capital Limited Partner


                                       By: /s/ illegible
                                          --------------------------------------
                                          Title: Manager Operations

                                       THE FUJI BANK AND TRUST COMPANY


                                       By: /s/ Sharon Moore
                                          --------------------------------------
                                          Title: Vice President

                              Amended and Restated
                           Security Deposit Agreement